                            FIFTY-THIRD SUPPLEMENTAL
                                    INDENTURE

                                       TO

                        INDENTURE DATED SEPTEMBER 1, 1939

                                 ---------------

                                PSI ENERGY, INC.
          (FORMERLY NAMED "PUBLIC SERVICE COMPANY OF INDIANA, INC." AND
        SUCCESSOR BY CONSOLIDATION TO PUBLIC SERVICE COMPANY OF INDIANA)

                                       TO

                        LASALLE BANK NATIONAL ASSOCIATION
                                   AS TRUSTEE
                 (FORMERLY NAMED "LASALLE NATIONAL BANK" AND THE
            SUCCESSOR TRUSTEE TO THE FIRST NATIONAL BANK OF CHICAGO)

                                ----------------

                            DATED AS OF JUNE 15, 2001

                                ----------------

       CREATING FIRST MORTGAGE BONDS, SERIES EEE, 6.65%, DUE JUNE 15, 2006

                                       AND

               OTHERWISE SUPPLEMENTING AND AMENDING THE INDENTURE

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page

PARTIES:
  Company (PSI Energy, Inc. formerly named Public Service Company of Indiana, Inc., successor by consolidation to Initial Mortgagor
      (Public Service Company of Indiana)), and Trustee....................    1

RECITALS:
  Indenture of the Initial Mortgagor, dated September 1, 1939, and First
      Supplemental Indenture thereto of the Initial Mortgagor, dated
      as of March 1, 1941..................................................    1
  Consolidation of Initial Mortgagor (and four other companies) into the
      Company..............................................................    1
  Execution by Company of Third Supplemental Indenture to the original
      Indenture............................................................    1
  Company substituted for Initial Mortgagor under Indenture................    1
  Execution by Company of Third through the Fifty-Second Supplemental
      Indentures to the original Indenture.................................    2
  LaSalle Bank National Association, successor to original Trustee.........    2
  Change of name of Company from Public Service Company of Indiana,
      Inc. to PSI Energy, Inc..............................................    3
  Amount of bonds presently outstanding under the Indenture................    3
      Fifty-Third Supplemental Indenture and Bonds of Series EEE authorized    3
  Conditions precedent performed...........................................    3

EXECUTING CLAUSE...........................................................    3

                                                                            Page
                                   ARTICLE I.

Section 1. Definitions........................................................ 4

                                   ARTICLE II.

           FIRST MORTGAGE BONDS, SERIES EEE, 6.65%, DUE JUNE 15, 2006.

            Form of reverse of Bonds of Series EEE and Trustee's certificate..12

Section 7. Certain Rights to Require Repurchase of Bonds of Series EEE by the

            Temporary Bonds of Series EEE and exchange
            thereof for definitive bonds......................................33
Section 10. Maintenance and Renewal Fund shall not apply to the Bonds of Series EEE....................................................33
Section 11.Inspection requirements shall not apply to the Bonds of Series EEE.34
Section 12. Company's right to further amend the original Indenture...........34

                                  ARTICLE III.

                        ISSUANCE OF BONDS OF SERIES EEE.

Section 1. Aggregate principal amount of Bonds of Series EEE issuable at once 35
Section 2. Issuance of additional Bonds of Series EEE........................ 35

                                   ARTICLE IV.

                              INDENTURE AMENDMENTS.

Section 1. Amendments to Article I of the original Indenture................. 35
Section 2. Amendments to Article VII of the original Indenture............... 36
                                                                            Page

                                   ARTICLE V.

                             CONCERNING THE TRUSTEE.

Acceptance of trust by Trustee............................................... 38
Trustee not responsible for validity or sufficiency of Fifty-Third
  Supplemental Indenture, etc................................................ 38
Terms and conditions of Article XVII of the original Indenture to be applied to the Fifty-Third Supplemental Indenture.................................. 38

                                   ARTICLE VI.

                            MISCELLANEOUS PROVISIONS.

Section 1. References in any article or section of the original Indenture refer to such article or section as amended by all Fifty-Three
                  Supplemental Indentures thereto..........................   38
Section 2. Operation and construction of amendments to the original Indenture.38
Section 3. All covenants, etc., for sole benefit of parties to the Fifty-Third
                  Supplemental Indenture and holders of bonds.................38
Section 4. Table of contents and headings of articles not part of Fifty-Third

     FIFTY-THIRD  SUPPLEMENTAL  INDENTURE  dated as of the fifteenth day of June
2001,  made and  entered  into by and  between  PSI  ENERGY,  INC.  (hereinafter commonly  referred to as the  "Company"),  a corporation  organized and existing under the laws of the State of Indiana, formerly named Public Service Company of
Indiana,  Inc., and the successor by  consolidation to Public Service Company of
Indiana,  an Indiana  corporation,  party of the first part,  and  LASALLE  BANK
NATIONAL  ASSOCIATION,  a national  banking  association  organized and existing under the laws of the United  States and having its office or place of  business in the City of Chicago, State of Illinois, formerly named LaSalle National Bank, and the successor  trustee to The First  National  Bank of Chicago  (hereinafter commonly referred to as the "Trustee"), party of the second part,

     WITNESSETH:

     WHEREAS,  Public Service Company of Indiana (hereinafter  commonly referred to as the "Initial  Mortgagor"),  prior to its consolidation  with certain other corporations  to form the  Company,  executed  and  delivered  to the  Trustee a certain indenture of mortgage or deed of trust (hereinafter called the "original
Indenture" when referred to as existing prior to any amendment thereto,  and the
"Indenture"  when referred to as heretofore,  now or hereafter  amended),  dated
September 1, 1939, and a First Supplemental Indenture thereto, dated as of March
1, 1941,  to secure  the bonds of the  Initial  Mortgagor,  its  successors  and assigns, issued from time to time under the Indenture in series for the purposes of and subject to the limitations specified in the Indenture; and

     WHEREAS, the Company on September 6, 1941, became, through a consolidation, the successor of the Initial  Mortgagor (and four other companies) and succeeded to all the rights  and became  liable  for all the  obligations  of the  Initial
Mortgagor (and such other companies); and

     WHEREAS,  after said  consolidation,  the Company  executed and delivered a
Second  Supplemental  Indenture,  dated as of November 1, 1941,  to the original
Indenture for the purposes, among others, of (i) the making by the Company of an agreement of assumption and adoption by it of the Indenture, (ii) the assumption by the Company of the bonds (and interest and premium,  if any,  thereon) issued or to be issued under the Indenture,  and of all terms, covenants and conditions binding  upon it under the  Indenture,  and the  agreeing by the Company to pay, perform and fulfill the same,  and (iii) the  conveying  to the Trustee upon the trusts  declared  in the  Indenture,  but subject to any  outstanding  liens and encumbrances,  all the  property  which the Company then owned or which it might thereafter  acquire,  except property of a character  similar to the property of the Initial Mortgagor which is excluded from the lien of the Indenture; and

     WHEREAS,  all  conditions  have been met and all acts and things  necessary have been  done and  performed  to make the  Indenture  the  valid  and  binding agreement of the Company and to substitute the Company for the Initial Mortgagor under the Indenture, and to vest the Company with each and every right and power of the  Initial  Mortgagor,  including  the  right  and  power  to  issue  bonds thereunder; and

     WHEREAS, the Company has subsequently executed and delivered,  for purposes authorized under the Indenture, a Third Supplemental Indenture dated as of March
1,  1942,  a Fourth  Supplemental  Indenture  dated as of May 1,  1943,  a Fifth
Supplemental  Indenture  dated  as of  August  1,  1944,  a  Sixth  Supplemental
Indenture dated as of September 1, 1945, a Seventh Supplemental  Indenture dated as of November 1, 1947, an Eighth Supplemental  Indenture dated as of January 1,
1949,  a  Ninth  Supplemental  Indenture  dated  as of  May  1,  1950,  a  Tenth
Supplemental  Indenture  dated  as of July 1,  1952,  an  Eleventh  Supplemental
Indenture dated as of January 1, 1954, a Twelfth Supplemental Indenture dated as of October 1, 1957, a Thirteenth  Supplemental Indenture dated as of February 1,
1959, a Fourteenth Supplemental Indenture dated as of July 15, 1960, a Fifteenth
Supplemental  Indenture  dated as of June 15,  1964,  a  Sixteenth  Supplemental
Indenture  dated as of January 1, 1969,  a  Seventeenth  Supplemental  Indenture
dated as of March 1, 1970,  an  Eighteenth  Supplemental  Indenture  dated as of
January 1, 1971,  a  Nineteenth  Supplemental  Indenture  dated as of January 1,
1972,  a  Twentieth  Supplemental  Indenture  dated as of  February  1, 1974,  a
Twenty-First  Supplemental Indenture dated as of August 1, 1974, a Twenty-Second
Supplemental  Indenture dated as of August 1, 1975, a Twenty-Third  Supplemental
Indenture  dated as of January 1, 1977, a Twenty-Fourth  Supplemental  Indenture
dated as of October 1, 1977, a Twenty-Fifth  Supplemental  Indenture dated as of
September 1, 1978, a Twenty-Sixth  Supplemental  Indenture dated as of September
1, 1978, a  Twenty-Seventh  Supplemental  Indenture dated as of March 1, 1979, a
Twenty-Eighth  Supplemental  Indenture  dated as of May 1, 1979, a  Twenty-Ninth
Supplemental  Indenture  dated as of March 1,  1980,  a  Thirtieth  Supplemental
Indenture  dated as of August 1, 1980,  a  Thirty-First  Supplemental  Indenture
dated as of February 1, 1981, a Thirty-Second Supplemental Indenture dated as of
August 1, 1981, a Thirty-Third  Supplemental  Indenture  dated as of December 1,
1981, a  Thirty-Fourth  Supplemental  Indenture  dated as of December 1, 1982, a
Thirty-Fifth  Supplemental  Indenture dated as of March 30, 1984, a Thirty-Sixth
Supplemental   Indenture  dated  as  of  November  15,  1984,  a  Thirty-Seventh
Supplemental Indenture dated as of August 15, 1985, a Thirty-Eighth Supplemental
Indenture  dated as of October 1, 1986, a  Thirty-Ninth  Supplemental  Indenture
dated as of March 15, 1987, a Fortieth  Supplemental  Indenture dated as of June
1, 1987,  a  Forty-First  Supplemental  Indenture  dated as of June 15,  1988, a
Forty-Second  Supplemental  Indenture  dated as of August 1, 1988, a Forty-Third
Supplemental   Indenture   dated  as  of  September  15,  1989,  a  Forty-Fourth
Supplemental  Indenture  dated as of March 15, 1990, a Forty-Fifth  Supplemental
Indenture dated as of March 15, 1990, a Forty-Sixth Supplemental Indenture dated as of June 1, 1990, a Forty-Seventh  Supplemental Indenture dated as of July 15,
1991,  a  Forty-Eighth  Supplemental  Indenture  dated  as of July 15,  1992,  a
Forty-Ninth  Supplemental  Indenture  dated as of February  15, 1993, a Fiftieth
Supplemental Indenture dated as of February 15, 1993, a Fifty-First Supplemental
Indenture  dated  as  of  February  1,  1994,  and a  Fifty-Second  Supplemental
Indenture  dated as of April 30,  1999,  each  supplementing  and  amending  the
Indenture; and

     WHEREAS, the Thirty-Fifth  Supplemental  Indenture authorized and appointed
LaSalle Bank National Association, a national banking association duly organized and existing  under the law of the United  States of America with its  principal office in Chicago,  Illinois  and  formerly  named  LaSalle  National  Bank,  as
Successor  Trustee to The First National Bank of Chicago,  which appointment was accepted, and all trust powers under the Indenture were thereby transferred from
The First National Bank of Chicago to LaSalle Bank National Association; and

     WHEREAS,  the Forty-Sixth  Supplemental  Indenture amended the Indenture to reflect a change in the name of the  Company  from  Public  Service  Company  of
Indiana, Inc. to PSI Energy, Inc. effective as of April 20, 1990; and

     WHEREAS,  as of June 15,  2001,  the only bonds  that have been  heretofore issued under the Indenture which are now outstanding are $300,000,000  aggregate principal amount of "PSI Energy,  Inc. First Mortgage Bonds, Series VV, Due July
15, 2026" and $545,000,000 aggregate principal amount of "PSI Energy, Inc. First
Mortgage  Bonds,  Series  WW, Due August  15,  2027" and  $50,000,000  aggregate principal amount of "PSI Energy,  Inc. First Mortgage Bonds,  Series ZZ, 5 3/4%,
Due  February  15,  2028" and  $50,000,000  aggregate  principal  amount of "PSI
Energy, Inc. First Mortgage Bonds, Series AAA, 7 1/8%, Due February 1, 2024" and
$124,665,000  aggregate  principal  amount of "PSI Energy,  Inc.  First Mortgage
Bonds, Series BBB, 8%, Due July 15, 2009" (such bonds being hereinafter referred to as "Bonds of Series BBB") and $53,055,000  aggregate principal amount of "PSI
Energy,  Inc. First Mortgage Bonds, Series CCC, 8.85%, Due January 15, 2022" and
$38,000,000  aggregate  principal  amount of "PSI Energy,  Inc.  First  Mortgage
Bonds, Series DDD, 8.31%, Due September 1, 2032"; and

     WHEREAS, in accordance with the provisions of Section 1 of Article XVIII of the Indenture,  the Board of Directors has authorized the execution and delivery by the Company of a Fifty-Third  Supplemental  Indenture,  substantially  in the form of this Fifty-Third  Supplemental Indenture,  for the purpose of creating a fiftieth  series of bonds to be issued under the Indenture,  to be known as "PSI
Energy,  Inc. First Mortgage Bonds,  Series EEE, 6.65%, Due June 15, 2006" (such bonds being  hereinafter  referred to as "Bonds of Series EEE"), and prescribing the form and substance of the Bonds of Series EEE and the terms,  provisions and characteristics  thereof,  and for the  purpose of adding to the  covenants  and agreements of the Company for the protection of the bondholders and of the trust estate, of providing the terms and conditions for the redemption of the Bonds of
Series EEE, of adding certain other covenants and  undertakings  with respect to the Bonds of Series  EEE and of making  such  changes  in the  Indenture  as are deemed necessary or desirable and as are permitted by the Indenture; and

     WHEREAS, all conditions and requirements necessary to make this Fifty-Third
Supplemental  Indenture a valid,  binding and legal  instrument  have been done, performed and  fulfilled and the execution and delivery  hereof have been in all respects duly authorized:

     NOW, THEREFORE, in consideration of the premises, and of the acceptance and purchase  of the  Bonds of  Series  EEE by the  holders  and  registered  owners thereof,  and of the sum of One Dollar  ($1.00)  duly paid by the Trustee to the
Company, the receipt whereof is hereby acknowledged,  and in accordance with and subject  to the terms and  provisions  of the  Indenture,  the  Company  and the
Trustee,   respectively,   have  entered  into,   executed  and  delivered  this
Fifty-Third  Supplemental  Indenture  for  the  uses  and  purposes  hereinafter expressed, that is to say:

                                   ARTICLE I.

     Section 1. Definitions.

     For all  purposes of this  Fifty-Third  Supplemental  Indenture,  except as otherwise expressly provided or unless the context otherwise requires:

          (1)  the terms  defined in this Article have the meanings  assigned to them  in this  Article  and  include  the  plural  as well as the singular; and

          (2)  the words  "herein",  "hereof" and "hereunder" and other words of similar  import refer to this  Supplemental  Indenture as a whole and not to any particular Article, Section or other subdivision.

     "Applicable  Procedures" means, with respect to any transfer or exchange of or for beneficial  interests in any Global Bond, the rules and procedures of the
Depositary, Euroclear and Clearstream that apply to such transfer or exchange.

     "Clearstream" means Clearstream Banking, S.A.

     "Closing  Date" means the date on which the Company  delivers  the Bonds of
     Series EEE to the Initial Purchasers.

     "Commission" means the Securities and Exchange Commission,  as from time to time constituted, created under the Exchange Act.

     "corporation" means a corporation,  association, company, limited liability company, joint-stock company or business trust.

     "Definitive Bond" means a certificated Bond of Series EEE registered in the name of the holder  thereof and in the form set forth in Section 2(a) of Article
II, except that such Bonds of Series EEE shall not bear the Global Bond Legend.

     "Depositary"   means  The  Depository   Trust  Company  until  a  successor
Depositary shall have become such pursuant to the applicable  provisions of this
Supplemental  Indenture,  and thereafter  "Depositary" shall mean such successor
Depositary.

     "Euroclear"  means  Morgan  Guaranty  Trust  Company of New York,  Brussels
office, as operator of the Euroclear system.

     "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.

     "Exchange Bonds" means the Bonds of Series EEE issued in the Exchange Offer pursuant to Section 3(f) of Article II.

     "Exchange  Offer"  means  an  exchange  offer  pursuant  to a  registration
statement  under  the  Securities  Act,  registering  securities   substantially
identical  to the Bonds of Series EEE, as  provided by the  Registration  Rights
Agreement.

     "Exchange  Offer  Registration  Statement" has the meaning set forth in the
Registration Rights Agreement.

     "Global  Bond  Legend"  means the legend set forth in Section  3(g)(ii)  of
Article II, which is required to be placed on all Global Bonds issued under this
Supplemental Indenture.

     "Global Bonds" has the meaning specified in Section 2(b) of Article II.

     "Indirect  Participant" means a Person who holds a beneficial interest in a
Global Bond through a Participant or one or more other Indirect Participants.

     "Initial   Purchasers"  means  Merrill  Lynch,   Pierce,   Fenner  &  Smith
Incorporated, ABN AMRO Rothschild LLC and J.P. Morgan Securities, Inc.

     "Issuer  Order"  means  a  written  order  of the  Company,  signed  by its
President  or a  Vice  President  and  by its  Treasurer,  Assistant  Treasurer,
Secretary or Assistant Secretary.

     "Letter of  Transmittal"  means the letter of transmittal to be prepared by the  Company  and sent to all holders of the Bonds of Series EEE for use by such holders in connection with the Exchange Offer.

     "Non-U.S.  Person" means a Person who is not a U.S.  Person,  as defined in
Regulation S.

     "Offering  Memorandum"  means the Offering  Memorandum dated June 15, 2001, offering the Bonds of Series EEE for sale as provided therein.

     "Officers'  Certificate"  means a certificate signed in the same manner and by the same Persons as provided  for in an Issuer  Order,  and  delivered to the
Trustee.

     "Participant"   means,  with  respect  to  the  Depositary,   Euroclear  or
Clearstream,  a Person  who has an account  with the  Depositary,  Euroclear  or
Clearstream,  respectively  (and, with respect to The Depository  Trust Company, shall include Euroclear and Clearstream).

     "Participating Broker-Dealer" has the meaning set forth in the Registration
Rights Agreement.

     "Person" means any  individual,  corporation,  partnership,  joint venture, trust,  unincorporated  organization  or  government  or any agency or political subdivision thereof.

     "Private Placement Legend" means the legend set forth in Section 3(g)(i) of
Article  II  to be  placed  on  all  Bonds  of  Series  EEE  issued  under  this
Supplemental  Indenture  except where  otherwise  permitted by the provisions of this Supplemental Indenture.

     "Purchase  Agreement"  means the  Purchase  Agreement  entered  into by the
Company and the Initial Purchasers in connection with the sale of the Bonds.

     "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

     "Registrable  Bonds" has the meaning set forth in the  Registration  Rights
Agreement.

     "Registration  Rights  Agreement" means the Registration  Rights Agreement, dated as of June 22, 2001, between the Company and the Initial  Purchasers,  for the  benefit of  themselves  and the  holders of the Bonds of Series EEE, as the same may be amended or modified from time to time in  accordance  with the terms thereof.

     "Regulation S" means Regulation S promulgated under the Securities Act.

     "Regulation  S Global Bond" means a  Regulation S Temporary  Global Bond or
Regulation S Permanent Global Bond, as appropriate.

     "Regulation S Permanent  Global Bond" means a permanent  Global Bond in the form set forth in Section  2(a) of Article II bearing the Global Bond Legend and the Private Placement Legend, if applicable,  and deposited with or on behalf of and  registered  in the  name of the  Depositary  or its  nominee,  issued  in a denomination  equal to the  outstanding  principal  amount of the  Regulation  S
Temporary Global Bond upon expiration of the Restricted Period.

     "Regulation S Temporary  Global Bond" means a temporary  Global Bond in the form set forth in Section 2(a) of Article II bearing the Global Bond Legend, the
Regulation S Temporary  Legend and the Private  Placement  Legend and  deposited with  or on  behalf  of and  registered  in the  name of the  Depositary  or its nominee,  issued in a denomination equal to the outstanding  principal amount of the Bonds of Series EEE initially sold in reliance on Rule 903 of Regulation S.

     "Regulation  S  Temporary  Legend"  means the  legend  set forth in Section
3(g)(iii) of Article II.

     "Restricted  Definitive  Bond" means a Definitive  Bond bearing the Private
Placement Legend.

     "Restricted  Global Bond" means a Global Bond bearing the Private Placement
Legend.

     "Restricted  Holders" has the meaning set forth in the Registration  Rights
Agreement.

     "Restricted  Period"  means the  40-day  restricted  period as  defined  in
Regulation S.

     "Rule 144" means Rule 144 promulgated under the Securities Act.

     "Rule 144A" means Rule 144A promulgated under the Securities Act.

     "Rule 144A Global Bond" means the form of the Bonds of Series EEE initially sold to QIBs.

     "Rule 903" means Rule 903 promulgated under the Securities Act.

     "Rule 904" means Rule 904 promulgated under the Securities Act.

     "Securities Act" means the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

     "Shelf   Registration   Statement"   has  the  meaning  set  forth  in  the
Registration Rights Agreement.

     "Unrestricted  Global  Bond" means a permanent  Global Bond in the form set forth in Section 2(a) of Article II that bears the Global Bond Legend,  and that is deposited with or on behalf of and registered in the name of the  Depositary, representing  the Bonds of  Series  EEE that do not bear the  Private  Placement
Legend.

     "Unrestricted  Definitive  Bond" means one or more Definitive Bonds that do not bear and are not required to bear the Private Placement Legend.

     "U.S. Person" means a U.S. Person as defined in Regulation S.

                                   ARTICLE II.

           FIRST MORTGAGE BONDS, SERIES EEE, 6.65%, DUE JUNE 15, 2006

     Section 1. Creation and Designation of Bonds of Series EEE. There is hereby created  a  fiftieth  series  of bonds to be issued  under  and  secured  by the
Indenture,  to be designated as "PSI Energy,  Inc. First Mortgage Bonds,  Series
EEE,  6.65%,  Due June 15,  2006",  being the Bonds of Series  EEE  hereinbefore referred to.

     Section 2. Form of Bonds of Series EEE.

     (a) The Bonds of Series EEE and the  Trustee's  certificate  to be endorsed thereon shall be substantially in the following forms, respectively:

                        (FORM OF FACE OF SERIES EEE BOND)

No. EEE-                                                           $............

                                PSI ENERGY, INC.
                     FIRST MORTGAGE BOND, SERIES EEE, 6.65%,
                                DUE JUNE 15, 2006

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT
FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS
REGISTERED IN THE NAME OF CEDE & CO OR IN SUCH OTHER NAME AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO
SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY
TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON
IS WRONGFUL INASMUCH AS THE REGISTERED HOLDER HEREOF, CEDE & CO., HAS AN
INTEREST HEREIN.]1

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL BOND, AND THE
CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED BONDS, ARE AS
SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). ONLY THE REGISTERED OWNER OF
THIS REGULATION S TEMPORARY GLOBAL BOND SHALL BE ENTITLED TO RECEIVE PAYMENT OF
INTEREST HEREON.]2

THIS BOND (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES
ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE
OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO,
OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT
SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE
HOLDER: (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS
DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), OR (B) IT HAS ACQUIRED
THIS BOND IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE
SECURITIES ACT, (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS
BOND EXCEPT (A) TO PSI ENERGY, INC. OR ANY OF ITS AFFILIATES, (B) TO A PERSON
WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR
FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A,
(C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 UNDER
THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144
UNDER THE SECURITIES ACT, OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT
UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE
SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE
JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS
BOND OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT
OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "U.S. PERSON"
AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S
UNDER THE SECURITIES ACT. THE FIFTY-THIRD SUPPLEMENTAL INDENTURE CONTAINS A
PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS BOND
IN VIOLATION OF THE FOREGOING.

     PSI  Energy,   Inc.,  an  Indiana   corporation   (hereinafter  called  the
"Company"),  for value received,  hereby promises to pay to  ______________,  or registered assigns, the principal sum of  _____________________________  Dollars
($ ) on the fifteenth day of June, 2006 and to pay interest on said sum from the date hereof,  until said  principal sum is paid, at the rate of 6.65% per annum, payable  semi-annually  on the  fifteenth day of June and December in each year.
Both the principal of and the interest on this bond shall be payable in any coin or  currency  of the United  States of  America  which at the time of payment is legal tender for the payment of public and private debts at the office or agency of the Company in Plainfield, Indiana, or, at the option of the registered owner hereof, at the office or agency of the Company in the Borough of Manhattan,  the
City of New York,  State of New York,  except that  interest on this bond may be paid,  at the option of the Company,  by check or draft mailed to the address of the person entitled thereto as it appears on the books of the Company maintained for that purpose.

     REFERENCE IS MADE TO THE FURTHER  PROVISIONS  OF THIS BOND SET FORTH ON THE
REVERSE  HEREOF.  SUCH FURTHER  PROVISIONS  SHALL FOR ALL PURPOSES HAVE THE SAME
EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

     This bond shall not be valid or become  obligatory  for any purpose  unless and until it shall have been  authenticated by the execution by the Trustee,  or its successor in trust under the Indenture, of the certificate endorsed hereon.

     IN WITNESS WHEREOF, PSI Energy, Inc. has caused this bond to be executed in its name by the manual or facsimile  signature of its  President or an Executive
Vice  President  or one of its  Vice  Presidents,  and its  corporate  seal or a facsimile  thereof to be hereto  affixed and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

Dated as of:

                                                                PSI ENERGY, INC.

                                 By.............................................

                                 ......................................President

ATTEST:

 .............................................

 ..............................Secretary

                      (FORM OF REVERSE OF SERIES EEE BOND)

     This bond is one of the bonds of the  Company  issued and to be issued from time to time under and in  accordance  with and all secured by an  indenture  of mortgage or deed of trust,  dated September 1, 1939, from Public Service Company of Indiana  (predecessor  of the Company) to The First National Bank of Chicago,
as Trustee,  to which LaSalle Bank  National  Association  is successor  trustee
(which  indenture  as  amended by all  supplemental  indentures  is  hereinafter referred to as the  "Indenture").  Said Trustee or its  successor in trust under the Indenture is hereinafter  sometimes referred to as the "Trustee."  Reference is hereby made to the Indenture for a description of the property  mortgaged and pledged and the nature and extent of the security  for said bonds.  By the terms of the  Indenture,  the bonds  secured  thereby are issuable in series which may vary as to  date,  amount,  date of  maturity,  rate of  interest  and in  other respects as in the Indenture provided.

     This bond is one of a series designated as "PSI Energy, Inc. First Mortgage
Bonds, Series EEE, 6.65%, Due June 15, 2006" (hereinafter  referred to as "Bonds of Series  EEE") of the Company  issued under and secured by the  Indenture  and created by a  Fifty-Third  Supplemental  Indenture,  dated as of June 15,  2001, which also amends the Indenture.

     The interest  rate  payable on the this bond will be subject to  adjustment from  time to time if either  Moody's  Investor  Service,  Inc.  ("Moody's")  or
Standard & Poor's Ratings Group ("S&P") reduces the rating ascribed to the bonds of the Company  issued  under and  secured by the  Indenture  below  "Investment
Grade,"  which is Baa3 in the case of  Moody's  and BBB- in the case of S&P.  In this event,  the  interest  rate payable on this bond will be increased by 0.25%
for such a  reduction  by  either  Moody's  or S&P,  as the case may be,  with a maximum  increase of 0.50% if both such rating  agencies  reduce  their  ratings below  Investment  Grade.  If Moody's or S&P  subsequently  increases the rating ascribed to the bonds of the Company  issued under and secured by the  Indenture above  Ba1 in the  case of  Moody's  or above  BB+ in the case of S&P,  then the interest  rate  payable  on this  bond  will be  decreased  by 0.25% for such an upgrade by either Moody's or S&P, as the case may be, with a maximum decrease of
0.50% if both such rating  agencies  upgrade their ratings to Investment  Grade, but in no event will the interest rate be reduced to below the initial  interest rate.  Any such  interest  rate  increase or decrease  will take effect from the interest payment date following the related rating downgrade or upgrade,  as the case may be. There is no limit to the number of times the interest  rate payable on this bond can be adjusted.  However,  the interest  rate payable on this bond will not exceed the initial interest rate of 6.65%, plus a maximum adjustment of
0.50% for rating agency downgrades,  plus a maximum of 0.25% additional interest assessed in connection with the Registration Rights Agreement (as defined in the
Fifty-Third Supplemental Indenture).

     Except  as  is  otherwise  provided  in  the  Indenture,   the  rights  and
obligations of the Company and of the registered owners of bonds may be modified or  amended  with the  consent  of the  Company  by an  affirmative  vote of the registered owners entitled to vote of at least  seventy-five per centum (75%) in principal  amount of the bonds  then  outstanding  at a meeting  of  bondholders called for the purpose (and by an affirmative  vote of the bearers or registered owners entitled to vote of at least  seventy-five  per centum (75%) in principal amount of bonds of any series affected by such modification or amendment in case one or more,  but less than all,  series of bonds are so  affected),  all in the manner and subject to the limitations set forth in the Indenture, any consent by the  registered  owner  of any bond  being  conclusive  and  binding  upon  such
registered  owner  and  upon  all  future   registered   owners  of  such  bond,
irrespective  of whether  or not any  notation  of such  consent is made on such bond; provided that no such modification or amendment shall, among other things, extend the  maturity or reduce the amount of, or reduce the rate of interest on, or otherwise modify the terms of the payment of the principal of, or interest or premium (if any) on this bond, which obligations are absolute and unconditional, or permit the  creation of any lien  ranking  prior to or equal with the lien of the Indenture on any of the mortgaged property.

     The Bonds of Series  EEE will be  subject to  redemption  (the  "Make-Whole
Redemption")  at the option of the Company at any time in whole, or from time to time in part,  until  maturity,  upon not  less  than 30 nor more  than 60 days'
notice,  at a redemption  price equal to the sum of (i) the principal  amount of the Bonds of Series EEE being redeemed plus accrued and unpaid interest  thereon to the redemption  date, and (ii) the Make-Whole  Amount (as defined below),  if any, with respect to such Bonds of Series EEE.

     "Make-Whole Amount" means, in connection with any Make-Whole  Redemption of any Bonds of Series EEE, the excess,  if any, of (i) the sum, as determined by a
Quotation  Agent (as  defined  herein),  of the present  value of the  principal amount of such Bonds of Series EEE, together with scheduled payments of interest from the redemption  date to the stated maturity of the Bonds of Series EEE (not including any portion of such payments of interest  accrued as of the redemption date),  in each case  discounted to the redemption  date on a semi-annual  basis
(assuming a 360-day year  consisting  of twelve  30-day  months) at the Adjusted
Treasury Rate (as defined herein) over (ii) 100% of the principal  amount of the
Bonds of Series EEE to be redeemed.

     "Adjusted  Treasury Rate" means,  with respect to any redemption date for a
Make-Whole  Redemption,  the rate per annum equal to the semi-annual  equivalent yield  to  maturity  of the  Comparable  Treasury  Issue  (as  defined  herein), calculated  using a price for the  Comparable  Treasury  Issue  (expressed  as a percentage of its principal  amount) equal to the Comparable  Treasury Price (as defined herein) for such redemption  date,  calculated on the third business day preceding the redemption date, plus in each case 0.25% (25 basis points).

     "Comparable  Treasury  Issue"  means the United  States  Treasury  security selected by the Quotation Agent as having a maturity comparable to the remaining term from the redemption  date to the stated maturity of the Bonds of Series EEE that  would  be  utilized,  at the  time of  selection  and in  accordance  with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Bonds of Series EEE.

     "Quotation  Agent"  means the  Reference  Treasury  Dealer  selected by the
Trustee after consultation with the Company. "Reference Treasury Dealer" means a primary U.S. Government securities dealer.

     "Comparable  Treasury Price" means, with respect to any redemption date for a  Make-Whole  Redemption,  (i) the average of the bid and asked  prices for the
Comparable  Treasury  Issue  (expressed  in  each  case as a  percentage  of its principal  amount) on the third business day preceding such redemption  date, as set forth in the daily statistical  release  designated "H.15" (or any successor release)  published by the Board of Governors of the Federal  Reserve  System or
(ii) if such  release (or any  successor  release) is not  published or does not contain  such prices on such  business  day,  (A) the  average of the  Reference
Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such  Reference  Treasury  Dealer  Quotations,  or (B) if the Trustee
obtains fewer than three such Reference Treasury Dealer Quotations,  the average of such Quotations.

     "Reference   Treasury  Dealer  Quotations"  means,  with  respect  to  each
Reference  Treasury Dealer and any redemption date for a Make-Whole  Redemption, the average, as determined by the Trustee (after consultation with the Company), of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal  amount)  quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

     Notice of any redemption by the Company will be mailed at least 30 days but not more than 60 days  before  any  redemption  date to each  holder of Bonds of
Series  EEE to be  redeemed.  If less than all the Bonds of Series EEE are to be redeemed at the option of the Company,  the Trustee shall select, in such manner as it shall deem fair and appropriate, the Bonds of Series EEE to be redeemed in whole or in part.

     Unless the Company  defaults  in payment of the  redemption  price,  on and after any redemption date,  interest will cease to accrue on the Bonds of Series
EEE or portions thereof called for redemption.

     In the case of any of certain events of default specified in the Indenture, the  principal of this bond may be declared or may become due and payable  prior to the stated date of maturity hereof in the manner and with the effect provided in the Indenture.

     No recourse shall be had for the payment of the principal of or interest on this bond, or for any claim based hereon,  or otherwise in respect  hereof or of the Indenture, to or against any incorporator, shareholder, officer or director, past,  present or future,  of the  Company or of any  predecessor  or  successor company, either directly or through the Company or such predecessor or successor company, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, shareholders, directors and officers being waived and released by the registered owner  hereof  by the  acceptance  of this bond and being  likewise  waived  and released by the terms of the Indenture.

     The  Bonds of Series  EEE are  issuable  only in  registered  form  without coupons.  This bond is transferable by the registered owner hereof, in person or by an attorney duly authorized,  at the principal office or place of business of
LaSalle Bank National Association,  the Trustee, or its successor in trust under the  Indenture,  or, at the  option of the  registered  owner,  at the office or agency of the Company in the Borough of Manhattan,  the City of New York,  State
of New York, upon the surrender and cancellation of this bond, and upon any such transfer a new registered bond or bonds of the same series and maturity date and for the same  aggregate  principal  amount will be issued to the  transferee  in exchange herefor.

     The Bonds of Series EEE are issuable in the  denomination  of $1,000 and in such  multiples  thereof as shall from time to time be determined and authorized by the Board of  Directors  of the  Company.  In the manner  and  subject to the limitations  provided in the Indenture,  Bonds of Series EEE are exchangeable as between authorized denominations,  upon presentation thereof for such purpose by the registered  owner,  at the principal  office or place of business of LaSalle
Bank  National  Association,  the Trustee,  or its  successor in trust under the
Indenture, or, at the option of the registered owner, at the office or agency of the  Company in the  Borough of  Manhattan,  the City of New York,  State of New
York.

     No service  charge will be made for any  transfer or exchange of this bond, but the  Company  may  require  a sum  sufficient  to  cover  any  tax or  other governmental charge payable in connection therewith.

                         (FORM OF TRUSTEE'S CERTIFICATE)

                              TRUSTEE'S CERTIFICATE

     This bond is one of the Bonds of Series EEE designated  therein referred to and described in the within  mentioned  Indenture and  Fifty-Third  Supplemental
Indenture.

                                              LASALLE BANK NATIONAL ASSOCIATION,
                                                                     AS TRUSTEE,

                                 By.............................................
                                                              Authorized Officer

     (b) Global Bonds. The Bonds of Series EEE, initially shall be issued in the form of one or more  separate,  authenticated,  fully  registered  bonds (each a
"Global Bond") which (i) need not be in the form of a  lithographed  or engraved certificate,  but may be  typewritten or printed on ordinary paper or such paper as the  Trustee  may  reasonably  request,  (ii)  shall  represent  such  of the outstanding  Bonds of Series EEE as shall be  specified  therein  and each shall provide that it shall  represent the aggregate  principal  amount of outstanding
Bonds of Series EEE from time to time  endorsed  thereon and that the  aggregate principal amount of outstanding Bonds of Series EEE represented thereby may from time to time be reduced or  increased,  as  appropriate,  to reflect  exchanges,
(iii)  shall be executed  by the  Company  and  authenticated  by the Trustee in accordance  with the  provisions  of the  Indenture,  and (iv) shall contain the legends required by Section 3(g) of this Article II. Any endorsement of a Global
Bond to  reflect  the  amount  of any  increase  or  decrease  in the  aggregate principal amount of outstanding Bonds of Series EEE represented thereby shall be made by the Trustee in accordance with instructions  given by the holder thereof as required by Section 3 hereof.

     (c) Rule 144A Global Bonds. Upon issuance,  the Rule 144A Global Bonds will be deposited with the Trustee,  as custodian for the Depositary,  and registered in the name of the  Depositary  or Cede & Co.,  its  nominee,  in each  case for credit to the accounts of the Depositary's Direct and Indirect Participants.

     (d)  Temporary  Global  Bonds.  Bonds of  Series  EEE  offered  and sold in reliance on  Regulation S shall be deposited on behalf of the  purchasers of the
Bonds of Series EEE represented  thereby with the Trustee,  as custodian for the
Depositary,  and  registered  in the name of the  Depositary  or Cede & Co,  its nominee, for the accounts of designated agents holding on behalf of Euroclear or
Clearstream.  The Restricted  Period shall be terminated upon the receipt by the
Trustee of (i) a written  certificate from the Depositary,  together with copies of  certificates  from  Euroclear  and  Clearstream  certifying  that  they have received  certification of non-United States beneficial ownership of 100% of the aggregate  principal amount of the Regulation S Temporary Global Bond (except to the extent of any  beneficial  owners  thereof who acquired an interest  therein during the Restricted  Period  pursuant to another  exemption from  registration under the  Securities  Act and who will take delivery of a beneficial  ownership interest in a Rule 144A Global Bond, all as contemplated by Section  3(b)(ii) of this Article II), and (ii) an Officers' Certificate from the Company.  Following the termination of the Restricted Period, beneficial interests in the Regulation
S  Temporary  Global  Bond  shall  be  exchanged  for  beneficial  interests  in
Regulation  S Permanent  Global  Bonds  pursuant to the  Applicable  Procedures.
Simultaneously  with the  authentication of Regulation S Permanent Global Bonds, the Trustee shall cancel the  Regulation S Temporary  Global Bond. The aggregate principal  amount of the Regulation S Temporary Global Bond and the Regulation S
Permanent  Global  Bonds  may from time to time be  increased  or  decreased  by adjustments  made  on the  records  of the  Trustee  and the  Depositary  or its nominee,  as the  case  may be,  in  connection  with  transfers  of  beneficial interests as hereinafter provided.

     (e) Euroclear and Clearstream Procedures Applicable.  The provisions of the
"Operating  Procedures  of the  Euroclear  System"  and  "Terms  and  Conditions
Governing Use of Euroclear" and the "General Terms and Conditions of Clearstream
Banking,  S.A." and "Customer  Handbook" of  Clearstream  shall be applicable to transfers of beneficial  interests in the Regulation S Temporary Global Bond and the Regulation S Permanent  Global Bonds that are held by  Participants  through
Euroclear or Clearstream.

     (f) The Trustee and the Company may treat the Depositary or Cede & Co., its nominee,  as the sole and exclusive  owner of the Bonds of Series EEE registered in its name for the purposes of payment of the principal or redemption  price of or interest on the Bonds of Series EEE, giving any notice  permitted or required to be given to holders of the Bonds of Series  EEE under the  Indenture  or this
Supplemental  Indenture,  registering  the  transfer of the Bonds of Series EEE, obtaining  any  consent  or other  action to be taken by holders of the Bonds of
Series EEE, and for all other  purposes  whatsoever  and neither the Trustee nor the Company shall be affected by any notice to the contrary. Neither the Company nor  the  Trustee  nor any  registrar  nor  any  paying  agent  shall  have  any
responsibility  or  obligation  to  any  Participant,   any  person  claiming  a
beneficial  ownership  interest  in the Bonds of Series EEE under or through the
Depositary  or any  Participant,  or any other  person which is not shown on the registration  books as being a holder of the Bonds of Series EEE with respect to
(i) the accuracy of any records maintained by the Depositary or any Participant;
(ii) the payment by the  Depositary to any  Participant of any amount in respect of the principal or redemption  price of or interest on the Bonds of Series EEE;
(iii) the  payment by any  Participant  to any owner of a  beneficial  ownership interest in the Bonds of Series EEE in respect of the  principal  or  redemption price of or  interest  on the Bonds of Series  EEE; or (iv) any consent or other action taken by the  Depositary as owner of the Bonds of Series EEE. The Trustee shall pay all principal and any redemption price of and interest on the Bonds of
Series EEE only to or upon the order of the registered  holder or holders of the
Bonds of Series EEE, as shown on the  registration  books, and all such payments shall be valid and  effective  to fully  satisfy  and  discharge  the  Company's obligations with respect to the principal or redemption price of and interest on the Bonds of Series  EEE,  to the  extent of the sum or sums so paid.  No person other  than a holder of the Bonds of Series  EEE,  as shown on the  registration books of the  Depositary,  shall  receive  an  authenticated  Bond of Series EEE evidencing  the  obligation  of the Company to make payment of the principal and any redemption price of and interest on the Bonds of Series EEE, pursuant to the
Indenture and this  Supplemental  Indenture.  Upon delivery by the Depositary to the Trustee of written  notice to the effect that the  Depositary has determined to substitute a new nominee for Cede & Co., and subject to the provisions of the
Indenture  and this  Supplemental  Indenture,  the word "Cede & Co.," as used in this Supplemental Indenture, shall refer to each new nominee of the Depositary.

     (g) In connection with any notice or other  communication to be provided to holders  of the  Bonds  of  Series  EEE  pursuant  to  the  Indenture  and  this
Supplemental Indenture by the Company or the Trustee with respect to any consent or other  action to be taken by holders of the Bonds of Series EEE,  the Company or the  Trustee,  as the case may be,  shall  establish  a record  date for such consent or other action and give the  Depositary  notice of such record date not less  than  15  calendar  days in  advance  of such  record  date to the  extent possible.  Such  notice  to the  Depositary  shall be given  only so long as the
Depositary or its nominee is the sole holder of the Bonds of Series EEE.

     Section 3. Transfer and Exchange of Bonds of Series EEE.

     (a)  Transfer  and  Exchange  of  Global  Bonds.  A Global  Bond may not be
transferred as a whole except by the Depositary to a nominee of the  Depositary, by a nominee of the  Depositary to the  Depositary or to another  nominee of the
Depositary,  the  Depositary or any such nominee to a successor  Depositary or a nominee of such successor Depositary.  All Global Bonds will be exchanged by the
Company for Definitive  Bonds if (i) the Company  delivers to the Trustee notice from the  Depositary  that it is  unwilling  or  unable  to  continue  to act as
Depositary  or that it is no  longer a  clearing  agency  registered  under  the
Exchange Act and, in either case, a successor Depositary is not appointed by the
Company within 90 days after the date of such notice from the Depositary or (ii)
the Company in its sole  discretion  determines  that the Global Bonds (in whole but not in part) should be exchanged for Definitive Bonds and delivers a written notice  to such  effect  to the  Trustee;  provided  that in no event  shall the
Regulation S Temporary  Global Bond be  exchanged by the Company for  Definitive
Bonds prior to (x) the expiration of the  Restricted  Period and (y) the receipt by the Trustee of any certificates  required  pursuant to Rule  903(c)(3)(ii)(B)
under the  Securities Act or (iii) there shall have occurred and be continuing a default  or an event of default  and the  Trustee  receives  a request  from the
Depositary  to  issue  Definitive  Bonds.  Upon  the  occurrence  of  any of the preceding  events,  Definitive  Bonds  shall  be  issued  in such  names  as the
Depositary  shall  instruct the Trustee.  A Global Bond may not be exchanged for another Bond of Series EEE other than as provided in this Section 3(a), however, beneficial  interests  in a Global  Bond may be  transferred  and  exchanged  as provided in Section 3(b), (c) or (f) hereof.

     (b) Transfer and Exchange of Beneficial  Interests in the Global Bonds. The
transfer  and  exchange of  beneficial  interests  in the Global  Bonds shall be effected  through the  Depositary,  in  accordance  with the  provisions of this
Supplemental  Indenture and the Applicable  Procedures.  Beneficial interests in the  Restricted  Global  Bonds  shall be subject  to  restrictions  on  transfer comparable  to those set forth herein to the extent  required by the  Securities
Act.  Transfers of  beneficial  interests in the Global Bonds also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

          (i)  Transfer  of  Beneficial  Interests  in  the  Same  Global  Bond.
     Beneficial  interests in any  Restricted  Global Bond may be transferred to
     Persons who take delivery  thereof in the form of a beneficial  interest in
     the  same   Restricted   Global  Bond  in  accordance   with  the  transfer
     restrictions set forth in the Private Placement Legend; provided,  however, that  prior  to the  expiration  of the  Restricted  Period,  transfers  of beneficial  interests in the Regulation S Temporary Global Bonds may not be
     made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Beneficial interests in any Unrestricted Global
     Bond may be transferred to Persons who take delivery thereof in the form of a beneficial  interest in an Unrestricted Global Bond. No written orders or instructions shall be required to be delivered to the Trustee to effect the transfers described in this Section 3(b)(i).

          (ii) All Other  Transfers  and  Exchanges of  Beneficial  Interests in
     Global Bonds.  In connection with all transfers and exchanges of beneficial interests that are not subject to Section 3(b)(i) above,  the transferor of such  beneficial  interest  must  deliver to the  Trustee  either  (A)(1) a written order from a Participant  or an Indirect  Participant  given to the
     Depositary  in  accordance  with the  Applicable  Procedures  directing the
     Depositary  to credit or cause to be  credited  a  beneficial  interest  in another  Global Bond in an amount  equal to the  beneficial  interest to be transferred or exchanged and (2) instructions  given in accordance with the
     Applicable  Procedures  containing  information  regarding the  Participant account to be credited  with such increase or (B)(1) a written order from a
     Participant  or  an  Indirect   Participant  given  to  the  Depositary  in
     accordance with the Applicable Procedures directing the Depositary to cause to be  issued  a  Definitive  Bond in an  amount  equal  to the  beneficial interest to be transferred or exchanged and (2)  instructions  given by the
     Depositary to the Trustee  containing  information  regarding the Person in whose name such  Definitive Bond shall be registered to effect the transfer or  exchange  referred  to in (1) above;  provided  that in no event  shall
     Definitive  Bonds be issued upon the  transfer  or  exchange of  beneficial interests  in the  Regulation  S  Temporary  Global  Bond  prior to (x) the expiration of the  Restricted  Period and (y) the receipt by the Trustee of any  certificates  required  pursuant to Rule 903 under the Securities Act.
     Upon  consummation  of an Exchange Offer by the Company in accordance  with
     Section 3(f) hereof,  the  requirements  of this Section  3(b)(ii) shall be deemed  to  have  been  satisfied  upon  receipt  by  the  Trustee  of  the instructions contained in the Letter of Transmittal delivered by the holder
     of  such  beneficial   interest  in  the  Restricted   Global  Bonds.  Upon
     satisfaction  of  all of the  requirements  for  transfer  or  exchange  of beneficial  interests  in  Global  Bonds  contained  in  this  Supplemental
     Indenture and the Bonds or otherwise  applicable  under the Securities Act, the  Trustee  shall  adjust the  principal  amount of the  relevant  Global
     Bond(s) pursuant to Section 3(h).

          (iii) Transfer of Beneficial  Interests to Another  Restricted  Global
     Bond.  A  beneficial   interest  in  any  Restricted  Global  Bond  may  be
     transferred  to a  Person  who  takes  delivery  thereof  in the  form of a beneficial  interest  in another  Restricted  Global  Bond if the  transfer complies with the  requirements  of Section  3(b)(ii) above and the Trustee receives the following:

               (A) if the  transferee  will  take  delivery  in  the  form  of a beneficial  interest in the Rule 144A Global Bond, then the transferor must deliver a certificate in the form of Exhibit A hereto,  including the certifications in item (1) thereof; and

               (B) if the  transferee  will  take  delivery  in  the  form  of a beneficial  interest in the Regulation S Temporary  Global Bond or the
          Regulation S Permanent Global Bond, then the transferor must deliver a
          certificate   in  the  form  of  Exhibit  A  hereto,   including   the
          certifications in item (2) thereof.

          (iv)  Transfer  and Exchange of  Beneficial  Interests in a Restricted
     Global Bond for  Beneficial  Interests in the  Unrestricted  Global Bond. A
     beneficial  interest in any Restricted  Global Bond may be exchanged by any holder thereof for a beneficial  interest in an Unrestricted Global Bond or transferred  to a  Person  who  takes  delivery  thereof  in the  form of a beneficial  interest  in an  Unrestricted  Global  Bond if the  exchange or transfer complies with the requirements of Section 3(b)(ii) above and:

               (A)  such  exchange  or  transfer  is  effected  pursuant  to the
          Exchange Offer in accordance with the  Registration  Rights  Agreement and the holder of the beneficial  interest to be  transferred,  in the case of an  exchange,  or the  transferee,  in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer,  (2) a Person  participating in the distribution of the
          Exchange Bonds or (3) a Person who is an affiliate (as defined in Rule
          144) of the Company;

               (B) such transfer is effected pursuant to the Shelf  Registration
          Statement in accordance with the Registration Rights Agreement;

               (C) such  transfer is effected by a  Participating  Broker-Dealer pursuant to the Exchange  Offer  Registration  Statement in accordance with the Registration Rights Agreement; or

               (D) the Trustee receives the following:

                    (1)  if  the  holder  of  such  beneficial   interest  in  a
               Restricted  Global  Bond  proposes to  exchange  such  beneficial interest  for a  beneficial  interest in an  Unrestricted  Global
               Bond,  a  certificate  from such  holder in the form of Exhibit B hereto, including the certifications in item (1)(a) thereof; or

                    (2)  if  the  holder  of  such  beneficial   interest  in  a
               Restricted  Global  Bond  proposes to  transfer  such  beneficial interest to a Person who shall take delivery  thereof in the form of a  beneficial  interest  in an  Unrestricted  Global  Bond,  a certificate  from such  holder  in the form of  Exhibit A hereto, including the certifications in item (4) thereof;

               and, in each such case set forth in this subparagraph (D), if the
               Trustee so requests or if the  Applicable  Procedures so require, an  opinion  of  counsel  in form  reasonably  acceptable  to the
               Trustee  to the  effect  that such  exchange  or  transfer  is in compliance  with the Securities Act and that the  restrictions on transfer contained herein and in the Private Placement Legend are no  longer  required  in order to  maintain  compliance  with the
               Securities Act.

               If any such transfer is effected  pursuant to subparagraph (B) or
               (D) above at a time when an Unrestricted  Global Bond has not yet been  issued,  the  Company  shall  issue and the  Trustee  shall
               authenticate  one  or  more  Unrestricted   Global  Bonds  in  an
               aggregate  principal  amount  equal  to the  aggregate  principal
               amount  of   beneficial   interests   transferred   pursuant   to
               subparagraph (B) or (D) above.

               A beneficial  interest in an  Unrestricted  Global Bond cannot be exchanged  for,  or  transferred  to a Person who takes  delivery thereof in the form of, a  beneficial  interest  in a  Restricted
               Global Bond.

     (c) Transfer or Exchange of Beneficial Interests for Definitive Bonds.

                  (i) Beneficial Interests in Restricted Global Bonds to
         Restricted Definitive Bonds. If any holder of a beneficial interest in a Restricted Global Bond proposes to exchange such beneficial interest for a Restricted Definitive Bond or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a
         Restricted Definitive Bond, then, upon receipt by the Trustee of the following documentation:

                    (A)  if  the  holder  of  such  beneficial   interest  in  a
               Restricted  Global  Bond  proposes to  exchange  such  beneficial interest for a Restricted  Definitive  Bond, a  certificate  from such  holder  in the form of  Exhibit  B  hereto,  including  the certifications in item (2)(a) thereof;

                    (B) if such  beneficial  interest is being  transferred to a
               QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit A hereto,  including the  certifications in item
               (1) thereof;

                    (C) if such  beneficial  interest is being  transferred to a
               Non-U.S.  Person in an offshore  transaction  in accordance  with
               Rule 903 or Rule 904 under the  Securities  Act, a certificate to
               the  effect  set  forth  in  Exhibit  A  hereto,   including  the
               certifications in item (2) thereof;

                    (D)  if  such  beneficial   interest  is  being  transferred
               pursuant to an exemption from the  registration  requirements  of the  Securities  Act  in  accordance  with  Rule  144  under  the
               Securities  Act, a certificate to the effect set forth in Exhibit
               A hereto, including the certifications in item (3)(a) thereof;

                    (E) if such beneficial  interest is being transferred to the
               Company or any of its  subsidiaries,  a certificate to the effect set forth in Exhibit A hereto,  including the  certifications  in item (3)(b) thereof; or

                    (F)  if  such  beneficial   interest  is  being  transferred
               pursuant  to  an  effective   registration  statement  under  the
               Securities  Act, a certificate to the effect set forth in Exhibit
               A hereto, including the certifications in item (3)(c) thereof,

               the Trustee  shall cause the  aggregate  principal  amount of the applicable  Global  Bond to be reduced  accordingly  pursuant  to
               Section  3(h)  hereof,  and the  Company  shall  execute  and the
               Trustee shall  authenticate and deliver to the Person  designated
               in  the   instructions  a  Definitive  Bond  in  the  appropriate
               principal  amount.  Any Definitive  Bond issued in exchange for a beneficial  interest in a Restricted Global Bond pursuant to this
               Section  3(c)  shall be  registered  in such name or names and in such authorized  denomination or  denominations  as the holder of such  beneficial  interest  shall  instruct  the Trustee  through instructions  from the Depositary and the Participant or Indirect
               Participant.  The Trustee shall deliver such Definitive  Bonds to the  Persons in whose  names such  Bonds are so  registered.  Any
               Definitive Bond issued in exchange for a beneficial interest in a
               Restricted  Global Bond  pursuant to this Section  3(c)(i)  shall bear the  Private  Placement  Legend  and shall be subject to all restrictions on transfer contained therein.

          (ii) Restrictions on Exchanges of Regulation S Temporary Global Bonds.
     Notwithstanding  Sections  3(c)(i)(A) and (C) hereof, a beneficial interest in the  Regulation  S  Temporary  Global  Bond may not be  exchanged  for a
     Definitive  Bond or transferred  to a Person who takes delivery  thereof in the form of a Definitive Bond prior to (x) the expiration of the Restricted
     Period and (y) the  receipt by the  Trustee  of any  certificates  required pursuant  to Rule 903 under  the  Securities  Act,  except in the case of a transfer pursuant to an exemption from the registration requirements of the
     Securities Act other than Rule 903 or Rule 904.

          (iii) Beneficial  Interests in Restricted Global Bonds to Unrestricted
     Definitive Bonds. A holder of a beneficial  interest in a Restricted Global
     Bond may exchange such beneficial  interest for an Unrestricted  Definitive
     Bond or may  transfer  such  beneficial  interest  to a  Person  who  takes delivery thereof in the form of an Unrestricted Definitive Bond only if:

               (A)  such  exchange  or  transfer  is  effected  pursuant  to the
          Exchange Offer in accordance with the  Registration  Rights  Agreement and  the  holder  of  such  beneficial  interest,  in the  case  of an exchange, or the transferee,  in the case of a transfer,  certifies in
          the  applicable   Letter  of   Transmittal   that  it  is  not  (1)  a
          broker-dealer,  (2) a Person  participating in the distribution of the
          Exchange Bonds or (3) a Person who is an affiliate (as defined in Rule
          144) of the Company;

               (B) such transfer is effected pursuant to the Shelf  Registration
          Statement in accordance with the Registration Rights Agreement;

               (C) such  transfer is effected by a  Participating  Broker-Dealer pursuant to the Exchange  Offer  Registration  Statement in accordance with the Registration Rights Agreement; or

               (D) the Trustee receives the following:

                         (1) if the  holder  of such  beneficial  interest  in a
                    Restricted  Global Bond proposes to exchange such beneficial interest  for a  Definitive  Bond  that  does  not  bear the
                    Private  Placement Legend, a certificate from such holder in the form of Exhibit B hereto,  including the  certifications in item (1)(b) thereof; or

                         (2) if the  holder  of such  beneficial  interest  in a
                    Restricted  Global Bond proposes to transfer such beneficial interest to a Person who shall take delivery  thereof in the form of a  Definitive  Bond that  does not bear the  Private
                    Placement Legend, a certificate from such holder in the form of Exhibit A hereto,  including the  certifications  in item
                    (4) thereof;

                    and, in each such case set forth in this  subparagraph  (D), if the Trustee so requests or if the  Applicable  Procedures so  require,  an  opinion  of  counsel  in  form  reasonably acceptable  to the Trustee to the effect that such  exchange or transfer is in  compliance  with the  Securities  Act and that the  restrictions on transfer  contained  herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

          (iv) Beneficial Interests in Unrestricted Global Bonds to Unrestricted
     Definitive Bonds. If any holder of a beneficial interest in an Unrestricted
     Global Bond proposes to exchange such beneficial  interest for a Definitive
     Bond or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive  Bond,  then, upon  satisfaction of the conditions set forth in Section  3(b)(ii)  hereof,  the Trustee shall cause the aggregate  principal amount of the applicable Global Bond to be reduced accordingly  pursuant to Section 3(h) hereof, and the Company shall execute and the Trustee shall  authenticate and deliver to the Person designated in the instructions a Definitive Bond in the appropriate principal amount. Any
     Definitive  Bond issued in exchange for a beneficial  interest  pursuant to this Section 3(c)(iv) shall be registered in such name or names and in such authorized  denomination or  denominations as the holder of such beneficial
     interest  shall  instruct  the  Trustee  through   instructions   from  the
     Depositary and the Participant or Indirect  Participant.  The Trustee shall deliver such Definitive  Bonds to the Persons in whose names such Bonds are so  registered.  Any  Definitive  Bond issued in exchange  for a beneficial interest  pursuant  to this  Section  3(c)(iv)  shall not bear the  Private
     Placement Legend.

     (d) Transfer and Exchange of Definitive Bonds for Beneficial Interests.

          (i) Restricted  Definitive Bonds to Beneficial Interests in Restricted
     Global  Bonds.  If any holder of a Restricted  Definitive  Bond proposes to exchange such Bond for a beneficial interest in a Restricted Global Bond or to transfer such Restricted Definitive Bonds to a Person who takes delivery thereof in the form of a beneficial  interest in a Restricted  Global Bond, then, upon receipt by the Trustee of the following documentation:

               (A) if the holder of such Restricted  Definitive Bond proposes to exchange  such Bond for a beneficial  interest in a Restricted  Global
          Bond, a certificate  from such holder in the form of Exhibit B hereto, including the certifications in item (2)(b) thereof;

               (B) if such  Definitive  Bond is  being  transferred  to a QIB in accordance  with Rule 144A under the Securities  Act, a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (1) thereof;

               (C) if such Restricted  Definitive Bond is being transferred to a
          Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities  Act, a certificate to the effect set forth in Exhibit A hereto,  including the  certifications  in item (2)
          thereof;

               (D) if  such  Restricted  Definitive  Bond is  being  transferred pursuant to an exemption  from the  registration  requirements  of the
          Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (3)(a) thereof;

               (E) if such Restricted  Definitive  Bond is being  transferred to the Company or any of its  subsidiaries,  a certificate  to the effect set forth in Exhibit A hereto,  including the  certifications  in item
          (3)(b) thereof; or

               (F) if  such  Restricted  Definitive  Bond is  being  transferred pursuant to an effective  registration  statement under the Securities
          Act,  a  certificate  to the  effect  set  forth in  Exhibit A hereto, including the certifications in item (3)(c) thereof,

         the Trustee shall cancel the Restricted Definitive Bond, increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted Global Bond, in the case of clause (B) above, the Rule 144A Global Bond, and in the case of clause (C) above, the Regulation S Global Bond.

          (ii)   Restricted   Definitive   Bonds  to  Beneficial   Interests  in
     Unrestricted  Global Bonds.  A holder of a Restricted  Definitive  Bond may exchange such Bond for a beneficial interest in an Unrestricted Global Bond or transfer such Restricted  Definitive Bond to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Bond only if:

               (A)  such  exchange  or  transfer  is  effected  pursuant  to the
          Exchange Offer in accordance with the  Registration  Rights  Agreement and the holder, in the case of an exchange, or the transferee,  in the case of a transfer,  certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer,  (2) a Person participating in the distribution of the Exchange Bonds or (3) a Person who is an affiliate
          (as defined in Rule 144) of the Issuer;

               (B) such transfer is effected pursuant to the Shelf  Registration
          Statement in accordance with the Registration Rights Agreement;

               (C) such  transfer is effected by a  Participating  Broker-Dealer pursuant to the Exchange  Offer  Registration  Statement in accordance with the Registration Rights Agreement; or

               (D) the Trustee receives the following:

                    (1) If the  holder  of such  Definitive  Bonds  proposes  to exchange such Bonds for a beneficial interest in the Unrestricted
               Global  Bond,  a  certificate  from  such  holder  in the form of
               Exhibit B hereto,  including  the  certifications  in item (1)(c)
               thereof; or

                    (2) If the  holder  of such  Definitive  Bonds  proposes  to transfer such Bonds to a Person who shall take  delivery  thereof in the form of a beneficial  interest in the Unrestricted  Global
               Bond,  a  certificate  from such  holder in the form of Exhibit A hereto, including the certifications in item (4) thereof;

               and, in each such case set forth in this subparagraph (D), and if the  Trustee  so  requests  or if the  Applicable  Procedures  so require,  an opinion of counsel in form reasonably  acceptable to the  Trustee to the effect  that such  exchange or transfer is in compliance  with the Securities Act and that the  restrictions on transfer contained herein and in the Private Placement Legend are no  longer  required  in order to  maintain  compliance  with the
               Securities Act.

               Upon  satisfaction of the conditions of any of the  subparagraphs in this Section 3(d)(ii), the Trustee shall cancel the Definitive
               Bonds  and  increase  or  cause  to be  increased  the  aggregate principal amount of the Unrestricted Global Bond.

          (iii)  Unrestricted   Definitive  Bonds  to  Beneficial  Interests  in
     Unrestricted Global Bonds. A holder of an Unrestricted  Definitive Bond may exchange such Bond for a beneficial interest in an Unrestricted Global Bond or transfer such Definitive Bonds to a Person who takes delivery thereof in the form of a  beneficial  interest in an  Unrestricted  Global Bond at any time.  Upon  receipt of a request  for such an exchange  or  transfer,  the
     Trustee  shall  cancel  the  applicable  Unrestricted  Definitive  Bond and increase or cause to be increased the aggregate  principal amount of one of the Unrestricted Global Bonds.

     If any such  exchange or transfer  from a  Definitive  Bond to a beneficial interest is effected  pursuant to subparagraphs  (ii)(B),  (ii)(D) or (iii)
     above at a time when an  Unrestricted  Global Bond has not yet been issued, the  Company  shall issue and the Trustee  shall  authenticate  one or more
     Unrestricted  Global  Bonds in an aggregate  principal  amount equal to the principal amount of Definitive Bonds so transferred.

     (e) Transfer and Exchange of Definitive  Bonds for Definitive  Bonds.  Upon
request by a holder of Definitive  Bonds and such holder's  compliance  with the provisions  of this Section  3(e),  the Trustee  shall  register the transfer or exchange  of  Definitive  Bonds.  Prior  to such  registration  of  transfer  or exchange,  the  requesting  holder shall present or surrender to the Trustee the
Definitive  Bonds duly  endorsed  or  accompanied  by a written  instruction  of transfer in form  satisfactory to the Trustee duly executed by such holder or by the holder's attorney,  duly authorized in writing. In addition,  the requesting holder shall provide any additional  certifications,  documents and information, as  applicable,  required  pursuant to the following  provisions of this Section
3(e).

          (i) Restricted  Definitive Bonds to Restricted  Definitive  Bonds. Any
     Restricted Definitive Bond may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive
     Bond if the Trustee receives the following:

               (A) if the transfer  will be made pursuant to Rule 144A under the
          Securities  Act, then the transferor must deliver a certificate in the form of Exhibit A hereto,  including  the  certifications  in item (1)
          thereof;

               (B) if the  transfer  will be made  pursuant  to Rule 903 or Rule
          904, then the  transferor  must deliver a  certificate  in the form of
          Exhibit A hereto,  including the  certifications  in item (2) thereof;
          and

               (C) if the transfer will be made pursuant to any other  exemption from the  registration  requirements  of the Securities  Act, then the transferor must deliver a certificate in the form of Exhibit A hereto, including  the  certifications,  certificates  and  opinion of counsel required by item (3) thereof, if applicable.

          (ii) Restricted Definitive Bonds to Unrestricted Definitive Bonds. Any
     Restricted  Definitive  Bond may be exchanged by the holder  thereof for an
     Unrestricted Definitive Bond or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Bond if:

               (A)  such  exchange  or  transfer  is  effected  pursuant  to the
          Exchange Offer in accordance with the  Registration  Rights  Agreement and the holder, in the case of an exchange, or the transferee,  in the case of a transfer,  certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer,  (2) a Person participating in the distribution of the Exchange Bonds or (3) a Person who is an affiliate
          (as defined in Rule 144) of the Company;

               (B)  any  such  transfer  is  effected   pursuant  to  the  Shelf
          Registration  Statement in  accordance  with the  Registration  Rights
          Agreement;

               (C)  any  such   transfer   is   effected   by  a   Participating
          Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

               (D) the Trustee receives the following:

                    (1)  if the  holder  of  such  Restricted  Definitive  Bonds proposes to exchange  such Bonds for an  Unrestricted  Definitive
               Bond,  a  certificate  from such  holder in the form of Exhibit B hereto, including the certifications in item (1)(d) thereof; or

                    (2)  if the  holder  of  such  Restricted  Definitive  Bonds proposes  to  transfer  such  Bonds to a Person  who  shall  take delivery thereof in the form of an Unrestricted  Definitive Bond, a  certificate  from such holder in the form of Exhibit A hereto, including the certifications in item (4) thereof;

               and in each such case set forth in this  subparagraph (D), if the
               Trustee so  requests,  an  opinion of counsel in form  reasonably acceptable  to the  Company to the effect  that such  exchange or transfer is in compliance  with the  Securities  Act and that the restrictions  on  transfer  contained  herein and in the  Private
               Placement  Legend  are no longer  required  in order to  maintain compliance with the Securities Act.

          (iii) Unrestricted  Definitive Bonds to Unrestricted Definitive Bonds.
     A holder of  Unrestricted  Definitive  Bonds may  transfer  such Bonds to a
     Person who takes delivery  thereof in the form of  Unrestricted  Definitive
     Bonds.  Upon receipt of a request to register such a transfer,  the Trustee
     shall  register  the   Unrestricted   Definitive   Bonds  pursuant  to  the
     instructions from the holder thereof.

     (f) Exchange Offer. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement,  the Company shall issue and the Trustee shall  authenticate  (i) one or more  Unrestricted  Global Bonds in an aggregate principal  amount equal to the principal  amount of the beneficial  interests in the  Restricted  Global Bonds tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (x) they are not broker-dealers,  (y)
they are not  participating in a distribution of the Exchange Bonds and (z) they are not  affiliates  (as defined in Rule 144) of the  Company,  and accepted for exchange  in the  Exchange  Offer  and (ii)  Definitive  Bonds  in an  aggregate principal  amount equal to the  principal  amount of the  Restricted  Definitive
Bonds  accepted  for  exchange  in the  Exchange  Offer.  Concurrently  with the issuance of such Bonds,  the Trustee shall cause the aggregate  principal amount of the applicable  Restricted  Global Bonds to be reduced  accordingly,  and the
Company  shall  execute and the Trustee  shall  authenticate  and deliver to the
Persons  designated  by the holders of Definitive  Bonds so accepted  Definitive
Bonds in the appropriate principal amounts.

     (g) Legends.  The following  legends shall appear on the face of all Global
Bonds and  Definitive  Bonds issued  under this  Supplemental  Indenture  unless specifically stated otherwise in the applicable  provisions of this Supplemental
Indenture.

          (i) Private Placement Legend.  (A) Except as permitted by subparagraph
     (B) below,  each  Global  Bond and each  Definitive  Bond (and all Bonds of
     Series EEE issued in exchange therefor or substitution  thereof) shall bear the legend in substantially the following form:

     "THIS  BOND (OR ITS  PREDECESSOR)  HAS NOT BEEN  REGISTERED  UNDER THE U.S.
     SECURITIES  ACT  OF  1933,  AS  AMENDED  (THE   "SECURITIES   ACT"),   AND,
     ACCORDINGLY,  MAY NOT BE OFFERED,  SOLD,  PLEDGED OR OTHERWISE  TRANSFERRED
     WITHIN THE UNITED  STATES OR TO, OR FOR THE  ACCOUNT  OR BENEFIT  OF,  U.S.
     PERSONS,  EXCEPT  AS SET  FORTH IN THE NEXT  SENTENCE.  BY ITS  ACQUISITION
     HEREOF OR OF A BENEFICIAL  INTEREST HEREIN, THE HOLDER: (1) REPRESENTS THAT
     (A) IT IS A "QUALIFIED  INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER
     THE  SECURITIES  ACT) (A  "QIB"),  OR (B) IT HAS  ACQUIRED  THIS BOND IN AN
     OFFSHORE  TRANSACTION IN COMPLIANCE  WITH REGULATION S UNDER THE SECURITIES
     ACT,  (2) AGREES THAT IT WILL NOT RESELL OR  OTHERWISE  TRANSFER  THIS BOND
     EXCEPT (A) TO PSI ENERGY,  INC. OR ANY OF ITS  AFFILIATES,  (B) TO A PERSON
     WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT
     OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION  MEETING THE  REQUIREMENTS  OF
     RULE 144A, (C) IN AN OFFSHORE  TRANSACTION MEETING THE REQUIREMENTS OF RULE
     903 OR 904 UNDER THE  SECURITIES  ACT,  (D) IN A  TRANSACTION  MEETING  THE
     REQUIREMENTS  OF RULE 144 UNDER THE  SECURITIES  ACT, OR (E) PURSUANT TO AN
     EFFECTIVE  REGISTRATION  STATEMENT  UNDER THE  SECURITIES  ACT AND, IN EACH
     CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE
     UNITED STATES OR ANY OTHER  APPLICABLE  JURISDICTION AND (3) AGREES THAT IT
     WILL  DELIVER  TO EACH  PERSON TO WHOM THIS BOND OR AN  INTEREST  HEREIN IS
     TRANSFERRED A NOTICE  SUBSTANTIALLY  TO THE EFFECT OF THIS LEGEND.  AS USED
     HEREIN, THE TERMS "OFFSHORE TRANSACTION," "U.S. PERSON" AND "UNITED STATES"
     HAVE  THE  MEANINGS  GIVEN TO THEM BY RULE 902 OF  REGULATION  S UNDER  THE
     SECURITIES ACT. THE FIFTY-THIRD SUPPLEMENTAL INDENTURE CONTAINS A PROVISION
     REQUIRING  THE TRUSTEE TO REFUSE TO REGISTER  ANY  TRANSFER OF THIS BOND IN
     VIOLATION OF THE FOREGOING."

                    (B)  Notwithstanding  the  foregoing,  any  Global  Bond  or
               Definitive  Bond  issued  pursuant  to   subparagraphs   (b)(iv),
               (c)(iii),  (d)(ii),  (d)(iii),  (e)(ii),  (e)(iii) or (f) of this
               Section  3 (and all  Bonds  of  Series  EEE  issued  in  exchange therefor  or  substitution  thereof)  shall not bear the  Private
               Placement Legend.

          (ii)  Global  Bond  Legend.  Each  Global  Bond shall bear a legend in substantially the following form:

     "UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF
     THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER
     OR ITS AGENT FOR  REGISTRATION  OF TRANSFER,  EXCHANGE,  OR PAYMENT AND ANY
     CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
     NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC  (AND  ANY
     PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
     AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY  TRANSFER,  PLEDGE,  OR OTHER USE
     HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL,  INASMUCH AS
     THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

          (iii)  Regulation  S Temporary  Global Bond Legend.  The  Regulation S
     Temporary  Global Bond shall bear a legend in  substantially  the following form:

     "THE RIGHTS  ATTACHING TO THIS REGULATION S TEMPORARY  GLOBAL BOND, AND THE
     CONDITIONS AND PROCEDURES  GOVERNING ITS EXCHANGE FOR  CERTIFICATED  BONDS,
     ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).  ONLY THE REGISTERED
     OWNER OF THIS  REGULATION  S  TEMPORARY  GLOBAL  BOND SHALL BE  ENTITLED TO
     RECEIVE PAYMENT OF INTEREST HEREON."

     (h)  Cancellation  and/or  Adjustment of Global Bonds.  At such time as all beneficial  interests  in a  particular  Global  Bond  have been  exchanged  for
Definitive Bonds or a particular  Global Bond has been redeemed,  repurchased or canceled in whole and not in part, each such Global Bond shall be returned to or retained and canceled by the Trustee. At any time prior to such cancellation, if any  beneficial  interest in a Global Bond is exchanged for or  transferred to a
Person who will take  delivery  thereof in the form of a beneficial  interest in another  Global Bond or for  Definitive  Bonds,  the  principal  amount of Bonds represented by such Global Bond shall be reduced  accordingly and an endorsement shall be made on such  Global Bond by the  Trustee or by the  Depositary  at the
direction  of the  Trustee  to reflect  such  reduction;  and if the  beneficial interest  is  being  exchanged  for or  transferred  to a Person  who will  take delivery  thereof in the form of a beneficial  interest in another  Global Bond, such other Global Bond shall be increased  accordingly and an endorsement  shall be made on such Global Bond by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

     Section  4. Date of Bonds of Series  EEE.  Each Bond of Series  EEE  issued prior to the first interest payment date shall be dated as of June 22, 2001, and otherwise  shall  be  dated  as  provided  in  Section  1 of  Article  II of the
Indenture.

     Section 5.  Maturity  Dates and Interest  Rates of Bonds of Series EEE. All
Bonds of Series EEE shall be due and  payable on June 15,  2006,  and shall bear interest  from June 22, 2001  initially at the rate of 6.65% per annum,  payable semi-annually on the fifteenth day of June and December in each year, commencing
December 15, 2001.

     Section 6. Interest Rate Adjustments.

          (a) Rating Agency  Downgrades.  The interest rate payable on the Bonds of Series  EEE will be subject  to  adjustment  from time to time if either
     Moody's  Investor  Service,  Inc.  ("Moody's") or Standard & Poor's Ratings
     Group  ("S&P")  reduces  the rating  ascribed  to the bonds of the  Company issued under and secured by the Indenture below  "Investment  Grade," which is Baa3 in the case of Moody's  and BBB- in the case of S&P. In this event, the  interest  rate payable on the Bonds of Series EEE will be increased by
     0.25% for such a  reduction  by either  Moody's or S&P, as the case may be, with a maximum  increase of 0.50% if both such rating agencies reduce their ratings below Investment  Grade. If Moody's or S&P  subsequently  increases the rating ascribed to the bonds of the Company issued under and secured by the Indenture  above Ba1 in the case of Moody's or above BB+ in the case of
     S&P,  then the  interest  rate  payable  on the Bonds of Series EEE will be decreased  by 0.25% for such an  upgrade by either  Moody's or S&P,  as the case may be, with a maximum  decrease of 0.50% if both such rating agencies upgrade  their  ratings  to  Investment  Grade,  but in no  event  will the interest  rate be  reduced to below the  initial  interest  rate.  Any such interest  rate  increase  or decrease  will take  effect from the  interest payment date following the related rating downgrade or upgrade, as the case may be. The Company shall notify the Trustee promptly of any changes in the rate of interest due to a related ratings downgrade or upgrade. There is no limit to the  number of times the  interest  rate  payable  on the Bonds of
     Series EEE can be adjusted. However, the interest rate payable on the Bonds of Series EEE will not exceed the initial  interest  rate of 6.65%,  plus a maximum adjustment of 0.50% for rating agency downgrades, plus a maximum of
     0.25%  additional  interest  assessed in connection  with the  Registration
     Rights Agreement.

          (b) Registration Rights Agreement. If the Company fails to comply with
     certain  provisions  of  the  Registration  Rights  Agreement,   additional
     interest (the "Additional Interest") shall be assessed as follows:

               (i) If the  Exchange  Offer  Registration  Statement or the Shelf
          Registration  Statement  is not filed  within 120 days  following  the
          Closing Date, then commencing on the 121st day after the Closing Date,
          Additional  Interest  shall be accrued on the Bonds of Series EEE at a rate of 0.25% per annum; or

               (ii)  If  an  Exchange  Offer  Registration  Statement  or  Shelf
          Registration  Statement  is filed  pursuant  to (i)  above  and is not declared  effective  within 180 days following the Closing Date,  then commencing  on the  181st  day  after  the  Closing  Date,  Additional
          Interest  shall be  accrued  on the Bonds of  Series  EEE at a rate of
          0.25% per annum; or

               (iii) If either (A) the Company has not  completed  the  Exchange
          Offer on or  prior to 35 days  after  the date on which  the  Exchange
          Offer  Registration  Statement  was  declared  effective,  or  (B)  if
          applicable,   the  Shelf  Registration  Statement  has  been  declared
          effective but such Shelf Registration Statement ceases to be effective at any time prior to two years from the Closing Date,  then Additional
          Interest  shall be  accrued  on the Bonds of  Series  EEE at a rate of
          0.25%  per annum  immediately  following  the (x) 36th day after  such effective  date,  in the case of (A) above,  or (y) the day such Shelf
          Registration  Statement  ceases  to be  effective  in the  case of (B)
          above,

          provided,  however,  that the Additional Interest rate on the Bonds of
          Series EEE may not exceed  0.25% per annum;  and,  provided,  further, that (1) upon the filing of the Exchange Offer Registration  Statement or Shelf  Registration  Statement (in the case of (i) above), (2) upon the  effectiveness  of the Exchange  Offer  Registration  Statement or
          Shelf Registration  Statement (in the case of (ii) above), or (3) upon the completion of the Exchange Offer or upon the  effectiveness of the
          Shelf  Registration  Statement  which had  ceased to remain  effective prior to two years from the Closing Date (in the case of (iii) above),
          Additional  Interest  on the Bonds of  Series  EEE as a result of such clause (i), (ii) or (iii) shall cease to accrue.

     The Company shall notify the Trustee  promptly if any  Additional  Interest shall be assessed.

     Any amounts of  Additional  Interest due  pursuant to clauses (i),  (ii) or
(iii) above will be payable in cash, on the same  original  payment dates of the
Bonds of Series EEE. The amount of  Additional  Interest  will be  determined by multiplying the applicable  Additional  Interest rate by the principal amount of the Bonds of Series EEE, multiplied by a fraction, the numerator of which is the number of days such Additional  Interest rate was applicable  during such period
(determined on the basis of a 360-day year  comprised of twelve 30-day  months), and the denominator of which is 360.

     If the Company  effects the  Exchange  Offer,  the  Exchange  Offer will be deemed  completed only (i) if the Exchange Bonds received by holders (other than
Restricted  Holders) in the Exchange  Offer are, upon receipt,  transferable  by each such holder without  restriction  imposed  thereon by the Securities Act or the Exchange Act and without material  restrictions  imposed thereon by the blue sky or  securities  laws of a  substantial  majority of the States of the United
States of America and (ii) upon the Company  having  exchanged,  pursuant to the
Exchange  Offer,  Exchange  Bonds  for all  Bonds of  Series  EEE that have been properly tendered and not withdrawn. Bonds of Series EEE not validly tendered in the Exchange  Offer shall bear interest at the same rates as would  otherwise be in effect.

     The terms and  provisions of the  Registration  Rights  Agreement  shall be binding  upon,  shall  inure to the benefit of and shall be  enforceable  by the respective  successors and assigns of the parties thereto. In the event that any transferee of any holder of Registrable Bonds shall acquire  Registrable  Bonds, in  any  manner,  whether  by  gift,  bequest,  purchase,  operation  of  law or otherwise,  such transferee shall,  without any further writing or action of any kind,  be deemed a party  thereto for all  purposes and such  Registrable  Bonds shall be held subject to all of the terms of the Registration  Rights Agreement, and by taking  and  holding  such  Registrable  Bonds such  transferee  shall be entitled to receive the benefits of, and be  conclusively  deemed to have agreed to be bound by and to perform, all of the applicable terms and provisions of the
Registration Rights Agreement.

     Section 7. Certain  Rights to Require  Repurchase of Bonds of Series EEE by
the Company.  In the event an  unaffiliated  third party acquires the Company or its parent company, Cinergy Corp. (an "Acquisition Event"), and both Moody's and
S&P reduce the rating ascribed to the Bonds of Series EEE below Investment Grade within 30 calendar days of the Acquisition  Event (an "Acquisition  Downgrade"),
then each holder of the Bonds of Series EEE will have the right, at the holder's option,  to require the Company to  repurchase  all or any part of the  holder's
Bonds of Series EEE.  The Company  will  purchase the Bonds of Series EEE on the
Repurchase Date at a price equal to 100% of the principal amount of the Bonds of
Series EEE, plus accrued and unpaid interest, to the Repurchase Date.

     The  Company  shall give  notice to the Trustee and holders of the Bonds of
Series EEE within 30 calendar days after the Acquisition Downgrade.  The date on which notice is given to the Trustee shall be the "Notice  Date." To require the
Company to  repurchase  the Bonds of Series EEE, a holder must, on or before the close of business  20 Business  Days prior to the  Repurchase  Date,  notify the
Trustee  of such  holder's  exercise  of this  option  and  complete  and submit appropriate documentation.

     For  purposes  of this  Section  7, the  "Repurchase  Date"  means the 45th calendar day after the Notice Date and a "Business  Day" is any day other than a
Saturday or Sunday or a day that banking institutions in the City of New York or the City of Chicago are authorized or obligated to close.

     The Company's  failure to repurchase the Bonds on the Repurchase  Date will be an event of default under the Indenture upon 60 days following  notice to the
Company  from the Trustee of such  failure to perform or observe  the  Company's covenant to repurchase the Bonds.

     Section 8. Subject to agreements with or the rules of the Depositary or any successor  book-entry  security  system or similar system with respect to Global
Bonds,  both the  principal of and the interest on the Bonds of Series EEE shall be payable in any coin or currency of the United  States of America which at the time of payment is legal tender for the payment of public and private debts,  at the office or agency of the Company in Plainfield, Indiana, or, at the option of the holder  thereof,  at the office or agency of the  Company in the  Borough of
Manhattan,  the City of New York, State of New York, except that interest on the
Bonds of Series EEE may be paid, at the option of the Company, by check or draft mailed to the address of the person entitled  thereto as it appears on the books of the Company maintained for that purpose.

     Section  9.  Definitive  Bonds  of  Series  EEE  shall be  issuable  in any denomination  which is a multiple of $1,000 numbered  consecutively from "EEE-1"
upward.

     All Bonds of Series EEE shall be  executed  on behalf of the Company by the manual or facsimile signature of its President or an Executive Vice President or one of its Vice  Presidents  and  shall  have  affixed  thereto  the seal of the
Company or a facsimile thereof attested by the manual or facsimile  signature of its Secretary or one of its Assistant  Secretaries and shall be authenticated by the execution by the Trustee of the certificate endorsed on said bonds.

     No service  charge will be made by the Company for the  transfer or for the exchange  of Bonds of  Series  EEE  except,  in the case of  transfer,  a charge sufficient  to reimburse  the Company for any tax or other  governmental  charge payable in connection therewith.

     Pursuant to the  provisions  of Section 11 of Article II of the  Indenture,
Bonds of Series EEE may be issued in temporary  form, and if temporary  bonds be issued,  the Company  shall,  at such time as the Company may elect,  at its own expense and without  charge to the holders of the temporary  bonds,  prepare and execute definitive Bonds of Series EEE and exchange the temporary bonds for such definitive bonds in the manner provided for in said section, provided,  however, no presentation or surrender of temporary Bonds of Series EEE shall be necessary in order for the holders entitled to interest thereon to receive such interest.

     Section 10. Article IX of the Indenture,  "Maintenance and Renewal Fund and
Sinking Fund Provisions" as heretofore  amended or supplemented  shall not apply to the Bonds of Series BBB or to any subsequently created series of bonds (which includes  the Bonds of Series EEE) from and after the date on which no series of bonds  created  under  the  Indenture  prior  to the  Bonds  of  Series  BBB are outstanding.

     Section 11. Section 22 of Article V of the Indenture as heretofore  amended or  supplemented  which,  among  other  things,  requires an  inspection  of the mortgaged property every two years by an independent  engineer,  shall not apply to the Bonds of Series BBB or to any subsequently created series of bonds (which includes the Bonds of Series EEE), from and after the date in which no series of bonds  created  under  the  Indenture  prior  to the  Bonds  of  Series  BBB are outstanding.

     Section 12. The Company reserves the right, without consent or other action by the holders of the Bonds of Series BBB or of any subsequently  created series of bonds (which  includes the Bonds of Series EEE), to amend the  Indenture,  as heretofore  amended or  supplemented,  at any time after all bonds of any series created  prior to the Bonds of Series  BBB are no longer  outstanding  under the
Indenture, as follows:

          (a) by  substituting  for the words "in  principal  amount not greater than  sixty per centum  (60%) of" in  Section 3 of  Article IV thereof  the following:

               "in principal  amount not greater than  sixty-six and  two-thirds per centum (66-2/3%) of ".

          (b) by substituting for the words "shall exceed sixty per centum (60%)
     of the value of bondable  property so  acquired"  in Section 9 of Article V thereof the following:

               "shall exceed  sixty-six and two-thirds  per centum  (66-2/3%) of the value of bondable property so acquired".

          (c) by  substituting  for the words "shall be deemed to be paid within the  meaning of this  article;  provided,  that the date for the payment or redemption  of such  bonds  shall be not more than one (1) year  after such moneys  shall  have been so set apart or paid." in the first  paragraph  of
     Article XIV thereof the following:

               "shall be deemed to be paid within the meaning of this article.".

          (d) by  substituting  for the words "with the consent of holders of at least  seventy-five  per centum (75%) in aggregate  principal amount of the bonds at the time  outstanding;" in sub-section (a) of Section 3 of Article
     XVIII thereof the following:

               "with the consent of holders of at least sixty-six and two-thirds per centum (66-2/3%) in aggregate principal amount of the bonds at the time outstanding;".

          (e) by  substituting  for the words  "holders (or persons  entitled to vote the bonds) of not less than seventy-five per centum (75%) in aggregate principal  amount of the bonds entitled to be voted" in sub-section  (l) of
     Section 3 of Article XVIII thereof the following:

               "holders (or persons entitled to vote the bonds) of not less than sixty-six and two-thirds per centum  (66-2/3%) in aggregate  principal amount of the bonds entitled to be voted".

          (f) by  substituting  for the words  "holders (or persons  entitled to vote the  bonds) of at least  seventy-five  per centum  (75%) in  principal amount of the bonds outstanding" in sub-section (m) of Section 3 of Article
     XVIII thereof the following:

               "holders  (or  persons  entitled  to vote the  bonds) of at least sixty-six and two-thirds per centum  (66-2/3%) in principal  amount of the bonds outstanding".

                                  ARTICLE III.

                        ISSUANCE OF BONDS OF SERIES EEE.

     Section  1. An  initial  issue  of  Bonds of  Series  EEE in the  aggregate principal  amount  not  exceeding  three  hundred  twenty-five  million  dollars
($325,000,000)  may be executed by the Company and  delivered to the Trustee for authentication,  and shall be  authenticated  and delivered by the Trustee to or upon the order of the Company  (which  authentication  and  delivery may be made without  awaiting  the  filing or  recording  of this  Fifty-Third  Supplemental
Indenture),  upon  receipt  by the  Trustee  of the  resolutions,  certificates, orders,  opinions and other instruments  required by the provisions of Section 3 of Article IV of the  Indenture  to be received by the Trustee as a condition to the authentication and delivery by the Trustee of bonds pursuant to said Section
3.

     Section 2. Subject to the  limitations  provided in Section 24 of Article V of the  Indenture,  additional  Bonds of Series EEE may be issued by the Company under the provisions of Sections 2, 3 or 4 of Article IV of the Indenture.

                                   ARTICLE IV.

                              INDENTURE AMENDMENTS.

     Section 1. Article I of the  Indenture,  as heretofore  amended,  is hereby further amended (i) by adding  immediately after  subdivision  "(92)" thereof an additional subdivision numbered "(93)" and reading as follows:

          "(93) The term `Fifty-Third Supplemental Indenture' shall mean the
         Fifty-Third Supplemental Indenture executed by the Company and the
         Trustee, dated as of June 15, 2001, supplementing and amending the
         Indenture, and the terms `Bonds of Series EEE' shall mean the `PSI
         Energy, Inc. First Mortgage Bonds, Series EEE, 6.65%, Due June 15,
         2006,', created by the Fifty-Third Supplemental Indenture."

          and (ii) by changing the numbering of the present  subdivision  "(93)"
     thereof to "(94)".

     Section 2. Article VII of the Indenture,  as heretofore  amended, is hereby further amended by inserting therein immediately after Section 37 thereof, a new section designated "Section 38" and reading as follows:

          "Section  38.  Each of the  Bonds of  Series  EEE will be  subject  to redemption  (the  `Make-Whole  Redemption') at the option of the Company at any time in whole, or from time to time in part,  until maturity,  upon not less than 30 nor more than 60 days'  notice to the holders of such  Series, at a redemption  price equal to the sum of (i) the principal  amount of the
     Bonds of such Series  being  redeemed,  plus  accrued  and unpaid  interest thereon to the redemption date, and (ii) the Make-Whole  Amount (as defined below), if any, with respect to such Bonds.

          `Make-Whole   Amount'  means,   in  connection   with  any  Make-Whole
     Redemption of any Bonds of Series EEE, the excess,  if any, of (i) the sum, as  determined  by a Quotation  Agent (as defined  herein),  of the present value of the principal  amount of such Bonds being redeemed,  together with scheduled  payments  of  interest  from the  redemption  date to the stated
     maturity  of such Bonds (not  including  any  portion of such  payments  of interest accrued as of the redemption date), in each case discounted to the redemption date on a semi-annual  basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted  Treasury Rate (as defined herein)
     over (ii)  100% of the  principal  amount of the Bonds of Series  EEE to be redeemed.

          `Adjusted  Treasury Rate' means,  with respect to any redemption  date for a Make-Whole  Redemption,  the rate per annum equal to the  semi-annual equivalent  yield to maturity of the Comparable  Treasury Issue (as defined herein),  calculated  using  a  price  for the  Comparable  Treasury  Issue
     (expressed as a percentage of its principal amount) equal to the Comparable
     Treasury Price (as defined herein) for such redemption date,  calculated on the third  business  day  preceding  the  redemption  date for the Bonds of
     Series EEE, plus in each case 0.25% (25 basis points).

          `Comparable  Treasury Issue' means the United States Treasury security selected  by the  Quotation  Agent as having a maturity  comparable  to the remaining term from the redemption date to the stated maturity of the Bonds of Series  EEE that  would be  utilized,  at the time of  selection  and in accordance  with  customary  financial  practice,  in pricing new issues of corporate debt  securities of comparable  maturity to the remaining term of the Bonds of Series EEE.

          `Quotation Agent' means the Reference  Treasury Dealer selected by the
     Trustee after  consultation with the Company.  `Reference  Treasury Dealer'
     means a primary U.S. Government securities dealer.

          `Comparable Treasury Price' means, with respect to any redemption date for a  Make-Whole  Redemption,  (i) the average of the bid and asked prices for the Comparable  Treasury Issue  (expressed in each case as a percentage of  its  principal  amount)  on  the  third  business  day  preceding  such redemption date, as set forth in the daily statistical  release  designated
     `H.15' (or any  successor  release)  published by the Board of Governors of the  Federal  Reserve  System  or (ii) if such  release  (or any  successor release) is not  published or does not contain such prices on such business day, (A) the average of the Reference  Treasury Dealer  Quotations for such redemption  date,  after  excluding  the highest and lowest such  Reference
     Treasury Dealer Quotations,  or (B) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of such Quotations.

          `Reference  Treasury Dealer  Quotations'  means,  with respect to each
     Reference  Treasury  Dealer  and  any  redemption  date  for  a  Make-Whole
     Redemption,  the average,  as determined by the Trustee (after consultation with the Company),  of the bid and asked prices for the Comparable Treasury
     Issue  (expressed  in each case as a percentage  of its  principal  amount)
     quoted in writing to the Trustee by such Reference  Treasury Dealer at 5:00
     p.m.,  New York  City  time,  on the  third  business  day  preceding  such redemption date.

          Notice of any  redemption  by the  Company  will be mailed at least 30 days but not more than 60 days before any redemption date to each holder of
     Bonds of Series  EEE to be  redeemed.  If less than all the Bonds of Series
     EEE are to be redeemed  at the option of the  Company,  the  Trustee  shall select, in such manner as it shall deem fair and appropriate,  the Bonds of
     Series EEE to be redeemed in whole or in part.

          Unless the Company defaults in payment of the redemption price, on and after any  redemption  date,  interest will cease to accrue on the Bonds of
     Series EEE or portions thereof called for redemption.

          The Company shall indemnify and hold harmless the Trustee from any and all losses,  costs,  damages,  expenses,  fees (including attorneys' fees), court costs, judgments,  penalties,  obligations,  suits, disbursements and liabilities  of any kind or character  whatsoever  which may at any time be imposed upon,  incurred by or asserted  against the Trustee by reason of or arising out of or caused,  directly or indirectly by any act or omission of the Trustee with respect to the  foregoing  Section 38,  including  without limitation  selection of any Reference  Treasury Dealer or determination of any Reference Treasury Dealer Quotations,  except for such that would arise out of the willful misconduct or gross negligence of the Trustee and except for costs and  expenses  arising in the  ordinary  course of the  Trustee's business."

                                   ARTICLE V.

                             CONCERNING THE TRUSTEE.

     The Trustee hereby accepts the trusts hereby declared and agrees to perform the same upon the terms and conditions in the Indenture and in this  Fifty-Third
Supplemental  Indenture set forth.  The Trustee shall not be  responsible in any manner  whatsoever  for or in respect of the  validity  or  sufficiency  of this
Fifty-Third Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals  contained  herein,  all of which recitals are made by the  Company  solely.  In  general,  each and every  term and  condition contained  in Article  XVII of the  Indenture  shall  apply to this  Fifty-Third
Supplemental Indenture.

                                   ARTICLE VI.

                            MISCELLANEOUS PROVISIONS.

     Section 1. Wherever in the original  Indenture or in any of the fifty-three supplemental  indentures  thereto reference is made to any article or section of the original Indenture,  such reference shall be deemed to refer to such article or section as amended by such supplemental indentures.

     Section 2. Upon the execution  and delivery  hereof,  the  Indenture  shall thereupon be deemed to be amended as hereinabove set forth as fully and with the same effect as if the  amendments  made  hereby  were set forth in the  original
Indenture and each of the fifty-three  supplemental  indentures to the Indenture shall  henceforth be read,  taken and construed as one and the same  instrument;
but such  amendments  shall not operate so as to render  invalid or improper any action  heretofore  taken  under the  original  Indenture  or said  supplemental indentures.

     Section  3.  All  the  covenants,   stipulations  and  agreements  in  this
Fifty-Third  Supplemental  Indenture contained are and shall be for the sole and exclusive  benefit of the parties hereto,  their successors and assigns,  and of the holders from time to time of the bonds.

     Section 4. The table of  contents  to, and the  headings  of the  different
articles  of,  this   Fifty-Third   Supplemental   Indenture  are  inserted  for
convenience  of  reference,  and  are  not to be  taken  to be any  part  of the provisions hereof, nor to control or affect the meaning,  construction or effect of the same.

     Section 5. This Fifty-Third  Supplemental  Indenture may be  simultaneously executed  in any  number  of  counterparts,  and  all  such  counterparts  shall constitute but one and the same instrument.

     Section 6.  Whenever a payment of  principal  or interest in respect of the
Bonds of Series EEE are due on any day other than a business day (as hereinafter defined), such payment shall be payable on the first business day next following such date, and, in the case of a principal  payment,  interest on such principal payment shall accrue to the date of such principal payment.  For the purposes of this  Section 6 the term  business  day shall  mean any day other  than a day on which the Trustee is authorized by law to close.

     [THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.]

     IN WITNESS WHEREOF,  said PSI Energy, Inc. has caused this instrument to be executed in its corporate  name by its  President or one of its Vice  Presidents and to be attested by its Secretary or one of its Assistant Secretaries and said
LaSalle Bank National  Association  has caused this instrument to be executed in its corporate  name by one of its Senior Vice  Presidents  and to be attested by one of its Assistant Secretaries, in several counterparts, all as of the day and year first above written.

                                                 PSI ENERGY, INC.

(CORPORATE SEAL)                            By ________________________
                                                 Lisa D. Gamblin
                                                 Vice President and Treasurer
ATTEST:

----------------------
Julia S. Janson, Secretary

Signed and delivered by PSI Energy, Inc.
   in the presence of:

---------------------------
                           Witness

 ---------------------------
                           Witness

                                               LASALLE BANK NATIONAL ASSOCIATION

(CORPORATE SEAL)                            By ________________________
                                                 Sarah H. Webb
                                                 Senior Vice President
 ATTEST:

----------------------
Victoria Y. Douyon, Assistant Secretary

Signed and delivered by LaSalle Bank National Association in the presence of:

---------------------------
                           Witness

---------------------------
                           Witness

STATE OF OHIO     )
                                ) ss:
COUNTY OF HAMILTON              )

     BE IT  REMEMBERED,  that on this 20th day of June,  2001,  before  me,  the undersigned,  a notary  public in and for the County and State  aforesaid,  duly commissioned  and  qualified,  personally  appeared Lisa D. Gamblin and Julia S.
Janson, personally known to me to be the same persons whose names are subscribed to the foregoing instrument, and personally known to me to be the Vice President and Treasurer, and the Secretary,  respectively, of PSI Energy, Inc., an Indiana corporation,  and acknowledged that they signed and delivered said instrument as their  free  and  voluntary  act as  such  Vice  President  and  Treasurer,  and
Secretary,  respectively,  and as the free and voluntary act of said PSI Energy,
Inc., for the uses and purposes therein set forth; in pursuance of the power and authority  granted  to them by  resolution  of the  Board of  Directors  of said
Company.

     IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my notarial seal the day and year aforesaid.

(NOTARIAL SEAL)

                                                     -------------------------
                                                              Notary Public

My commission expires _________________.

County of residence: Hamilton

STATE OF ILLINOIS )
                                ) ss:
COUNTY OF COOK                  )

     BE IT  REMEMBERED,  that on this 19th day of June,  2001,  before  me,  the undersigned,  a notary  public in and for the County and State  aforesaid,  duly commissioned  and qualified,  personally  appeared Sarah H. Webb and Victoria Y.
Douyon, personally known to me to be the same persons whose names are subscribed to the  foregoing  instrument,  and  personally  known to me to be a Senior Vice
President  and an Assistant  Secretary,  respectively,  of LaSalle Bank National
Association,  a national banking association,  and acknowledged that they signed and  delivered  said  instrument  as their free and voluntary act as such Senior
Vice  President  and  Assistant  Secretary,  respectively,  and as the  free and voluntary  act of said  LaSalle  Bank  National  Association,  for the  uses and purposes  therein set forth; in pursuance of the power and authority  granted to them by the bylaws of said association.

     IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my notarial seal the day and year aforesaid.

(NOTARIAL SEAL)

                                                       -------------------------
                                                              Notary Public

My commission expires _________________.

County of residence: Cook

                                    EXHIBIT A
                         FORM OF CERTIFICATE OF TRANSFER

PSI Energy, Inc.
139 East Fourth Street
Cincinnati, Ohio 45202
Attention: Treasurer

LaSalle Bank National Association
135 South LaSalle Street
Chicago, Illinois  60603
Attention:  Corporate Trust Administration

Re:  PSI Energy, Inc. First Mortgage Bonds, Series EEE, 6.65%, Due June 15, 2006

     Reference is hereby made to the Fifty-Third  Supplemental Indenture,  dated as of the  fifteenth  day of June 2001,  by and between PSI  Energy,  Inc.  (the
"Company") and LaSalle Bank National  Association (the  "Trustee").  Capitalized
terms used but not defined  herein shall have the meanings  given to them in the
Supplemental Indenture.

     ______________,  (the  "Transferor")  owns and  proposes  to  transfer  the
Bond[s]  or  interest  in such  Bond[s]  specified  in  Annex A  hereto,  in the principal amount of $___________ in such Bond[s] or interests (the  "Transfer"), to __________ (the  "Transferee"),  as further  specified in Annex A hereto.  In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

     1. |_| Check if Transferee  will take delivery of a beneficial  interest in the 144A Global Bond or a Definitive Bond Pursuant to Rule 144A. The Transfer is
being  effected  pursuant to and in  accordance  with Rule 144A under the United
States  Securities  Act  of  1933,  as  amended  (the  "Securities  Act"),  and, accordingly,  the  Transferor  hereby  further  certifies  that  the  beneficial interest or Definitive Bond is being transferred to a Person that the Transferor reasonably  believed  and  believes is  purchasing  the  beneficial  interest or
Definitive Bond for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a  "qualified  institutional  buyer"  within the meaning of Rule
144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance  with any applicable  Blue Sky securities laws of any state of the
United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture,  the transferred  beneficial interest or Definitive Bond will be  subject to the  restrictions  on  transfer  enumerated  in the  Private
Placement Legend printed on the Rule 144A Global Bond and/or the Definitive Bond
and in the Indenture and the Securities Act.

     2. |_| Check if Transferee  will take delivery of a beneficial  interest in the Regulation S Temporary  Global Bond, the Regulation S Permanent  Global Bond
or a Definitive  Bond pursuant to  Regulation S. The Transfer is being  effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly,  the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the  United  States and (x) at the time the buy order was  originated,  the  Transferee  was outside  the United  States or such
Transferor and any Person acting on its behalf reasonably  believed and believes that the  Transferee  was outside the United States or (y) the  transaction  was executed in, on or through the  facilities of a designated  offshore  securities market and neither  such  Transferor  nor any Person  acting on its behalf knows that the transaction was prearranged with a buyer in the United States,  (ii) no directed  selling efforts have been made in contravention of the requirements of
Rule 903(b) or Rule 904(b) of Regulation S under the  Securities  Act, (iii) the transaction  is  not  part  of a  plan  or  scheme  to  evade  the  registration requirements  of the Securities  Act and (iv) if the proposed  Transfer is being made prior to the expiration of the Restricted Period, the Transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser).  Upon consummation of the proposed Transfer in accordance with  the  terms  of the  Indenture,  the  transferred  beneficial  interest  or
Definitive Bond will be subject to the  restrictions  on transfer  enumerated in the Private  Placement Legend printed on the Regulation S Permanent Global Bond, the  Regulation S Temporary  Global Bond and/or the  Definitive  Bond and in the
Indenture and the Securities Act.

     3. |_| Check and complete if Transferee  will take delivery of a beneficial interest in a Definitive  Bond pursuant to any provision of the  Securities  Act other  than  Rule  144A or  Regulation  S. The  Transfer  is being  effected  in compliance with the transfer restrictions  applicable to beneficial interests in
Restricted  Global Bonds and Restricted  Definitive Bonds and pursuant to and in accordance  with the Securities Act and any applicable  Blue Sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

          (a)  |_| such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                                     or

          (b)  |_|  such  Transfer  is  being  effected  to  the  Company  or  a subsidiary thereof;

                                                     or

          (c)  |_| such  Transfer is being  effected  pursuant  to an  effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act.

     4. |_| Check if Transferee  will take delivery of a beneficial  interest in an Unrestricted Global Bond or an Unrestricted Definitive Bond.

          (a)  |_| Check if Transfer is pursuant to Rule 144.  (i) The  Transfer is being  effected  pursuant to and in  accordance  with Rule 144 under the  Securities  Act and in  compliance  with the  transfer restrictions  contained in the Indenture and any applicable  Blue
               Sky  securities  laws of any state of the United  States and (ii)
               the  restrictions on transfer  contained in the Indenture and the
               Private  Placement  Legend are not  required in order to maintain compliance  with the  Securities  Act. Upon  consummation  of the proposed  Transfer in accordance with the terms of the Indenture, the  transferred  beneficial  interest or Definitive Bond will no longer be subject to the  restrictions on transfer  enumerated in the Private  Placement  Legend printed on the  Restricted  Global
               Bonds, on Restricted Definitive Bonds and in the Indenture.

          (b)  |_|  Check if  Transfer  is  Pursuant  to  Regulation  S. (i) The
               Transfer is being  effected  pursuant to and in  accordance  with
               Rule 903 or Rule 904 under the  Securities  Act and in compliance with the transfer restrictions contained in the Indenture and any applicable  Blue Sky  securities  laws of any state of the United
               States and (ii) the  restrictions  on transfer  contained  in the
               Indenture  and the Private  Placement  Legend are not required in order to  maintain  compliance  with  the  Securities  Act.  Upon consummation  of the  proposed  Transfer in  accordance  with the terms of the Indenture,  the transferred  beneficial  interest or
               Definitive Bond will no longer be subject to the  restrictions on transfer  enumerated in the Private  Placement  Legend printed on the Restricted  Global Bonds, on Restricted  Definitive Bonds and
               in the Indenture.

     5. |_| Check if Transfer is pursuant to another agreement with the Company.
An  identification  of the  agreement and all other  certificates,  opinions and other documents required by such agreement are attached hereto.

     This  certificate  and the  statements  contained  herein are made for your benefit and the benefit of the Company.

                                                     [Insert Name of Transferor]

By:
                                                     Name:
                                                     Title:

Dated:

                                     ANNEX A TO CERTIFICATE OF TRANSFER

1. The Transferor owns and proposes to transfer the following:

                                          [CHECK ONE OF (a) OR (b)]

          (a)  |_| a beneficial interest in the:

               (i)  |_| 144A Global Bond (CUSIP __________), or

               (ii) |_| Regulation S Global Bond (CUSIP __________); or

          (b)  |_| a Restricted Definitive Bond.

2. After the Transfer the Transferee will hold:

                                                 [CHECK ONE]

          (a)  |_| a beneficial interest in the:

               (i)  |_| 144A Global Bond (CUSIP __________), or

               (ii) |_| Regulation S Global Bond (CUSIP __________), or

               (iii)|_| Unrestricted  Global Bond without Transfer  restrictions
                    (CUSIP __________); or

          (b)  |_| a Restricted Definitive Bond; or

          (c)  |_| an Unrestricted Definitive Bond,

          in accordance with the terms of the Indenture.

                                    EXHIBIT B
                         FORM OF CERTIFICATE OF EXCHANGE

PSI Energy, Inc.
139 East Fourth Street
Cincinnati, Ohio 45202
Attention: Treasurer

LaSalle Bank National Association
135 South LaSalle Street
Chicago, Illinois  60603
Attention:  Corporate Trust Administration

Re:  PSI Energy, Inc. First Mortgage Bonds, Series EEE, 6.65%, Due June 15, 2006

                                         (CUSIP:                  )

         Reference is hereby made to the Fifty-Third Supplemental Indenture, dated as of the fifteenth day of June 2001, by and between PSI Energy, Inc. (the
"Company") and LaSalle Bank National Association (the "Trustee"). Capitalized
terms used but not defined herein shall have the meanings given to them in the
Supplemental Indenture.

         ____________________, (the "Owner") owns and proposes to exchange the
Bond[s] or interest in such Bond[s] specified herein, in the principal amount of
$_______________ in such Bond[s] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

1.   Exchange  of  Restricted  Definitive  Bonds or  Beneficial  Interests  in a
     Restricted  Global Bond for  Unrestricted  Definitive  Bonds or  Beneficial
     Interests in an Unrestricted Global Bond

          (a)  |_| Check if Exchange is from beneficial interest in a Restricted
               Global  Bond to  beneficial  interest in an  Unrestricted  Global
               Bond. In connection  with the Exchange of the Owner's  beneficial interest in a Restricted Global Bond for a beneficial interest in an  Unrestricted  Global Bond in an equal principal  amount,  the
               Owner  hereby  certifies  (i) the  beneficial  interest  is being acquired for the Owner's own account without transfer,  (ii) such
               Exchange  has been  effected  in  compliance  with  the  transfer restrictions  applicable  to the Global Bonds and pursuant to and in accordance  with the United States  Securities Act of 1933, as
               amended  (the  "Securities   Act"),  (iii)  the  restrictions  on
               transfer  contained in the  Indenture  and the Private  Placement
               Legend are not required in order to maintain  compliance with the
               Securities   Act  and  (iv)  the   beneficial   interest   in  an
               Unrestricted Global Bond is being acquired in compliance with any applicable  Blue Sky  securities  laws of any state of the United
               States.

          (b)  |_| Check if Exchange is from beneficial interest in a Restricted
               Global Bond to Unrestricted  Definitive  Bond. In connection with the Exchange of the Owner's  beneficial  interest in a Restricted
               Global Bond for an Unrestricted Definitive Bond, the Owner hereby certifies  (i) the  Definitive  Bond is  being  acquired  for the
               Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions  applicable to the Restricted  Global Bonds and pursuant to and in accordance with the  Securities  Act,  (iii) the  restrictions  on  transfer contained in the Indenture and the Private  Placement  Legend are
               not required in order to maintain  compliance with the Securities
               Act and (iv) the Definitive  Bond is being acquired in compliance with any applicable  Blue Sky securities laws of any state of the
               United States.

          (c)  |_|  Check if  Exchange  is from  Restricted  Definitive  Bond to beneficial interest in an Unrestricted Global Bond. In connection with the Owner's  Exchange of a Restricted  Definitive Bond for a
               beneficial  interest in an  Unrestricted  Global Bond,  the Owner hereby  certifies (i) the  beneficial  interest is being acquired for the Owner's own account without transfer,  (ii) such Exchange has been  effected in compliance  with the transfer  restrictions applicable to Restricted  Definitive Bonds and pursuant to and in accordance  with the Securities  Act, (iii) the  restrictions  on transfer  contained in the  Indenture  and the Private  Placement
               Legend are not required in order to maintain  compliance with the
               Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable Blue Sky securities laws of any state of the United States.

          (d)  |_|  Check if  Exchange  is from  Restricted  Definitive  Bond to
               Unrestricted  Definitive  Bond.  In  connection  with the Owner's
               Exchange  of a  Restricted  Definitive  Bond for an  Unrestricted
               Definitive  Bond, the Owner hereby certifies (i) the Unrestricted
               Definitive  Bond is being  acquired  for the  Owner's own account without  transfer,  (ii)  such  Exchange  has  been  effected  in
               compliance   with  the  transfer   restrictions   applicable   to
               Restricted  Definitive  Bonds and  pursuant to and in  accordance with the  Securities  Act,  (iii) the  restrictions  on  transfer contained in the Indenture and the Private  Placement  Legend are
               not required in order to maintain  compliance with the Securities
               Act and (iv) the  Unrestricted  Definitive Bond is being acquired in compliance with any applicable Blue Sky securities laws of any state of the United States.

2.   Exchange  of  Restricted   Definitive  Bonds  or  Beneficial  Interests  in
     Restricted  Global  Bonds for  Restricted  Definitive  Bonds or  Beneficial
     Interests in Restricted Global Bonds.

          (a)  |_| Check if Exchange is from beneficial interest in a Restricted
               Global Bond to Restricted Definitive Bond. In connection with the
               Exchange  of the  Owner's  beneficial  interest  in a  Restricted
               Global  Bond  for a  Restricted  Definitive  Bond  with an  equal principal amount,  the Owner hereby certifies that the Restricted
               Definitive  Bond is being  acquired  for the  Owner's own account without  transfer.  Upon consummation of the proposed Exchange in accordance  with  the  terms  of the  Indenture,  the  Restricted
               Definitive  Bond  issued  will  continue  to be  subject  to  the restrictions  on transfer  enumerated  in the  Private  Placement
               Legend  printed  on the  Restricted  Definitive  Bond  and in the
               Indenture and the Securities Act.

          (b)  |_|  Check if  Exchange  is from  Restricted  Definitive  Bond to beneficial  interest in a Restricted  Global Bond.  In connection with the Exchange of the Owner's Restricted Definitive Bond for a
               beneficial  interest in the [CHECK ONE] |_| "144A  Global  Bond,"
               |_| "Regulation S Global Bond," with an equal  principal  amount, the Owner hereby  certifies (i) the beneficial  interest is being acquired  for the Owner's own account  without  transfer and (ii)
               such Exchange has been  effected in compliance  with the transfer restrictions  applicable  to  the  Restricted  Global  Bonds  and pursuant to and in  accordance  with the  Securities  Act, and in compliance  with any applicable  Blue Sky securities  laws of any state of the United  States.  Upon  consummation  of the proposed
               Exchange  in  accordance  with the  terms of the  Indenture,  the beneficial interest issued will be subject to the restrictions on transfer  enumerated in the Private  Placement  Legend printed on the relevant  Restricted Global Bond and in the Indenture and the
               Securities Act.

     This  certificate  and the  statements  contained  herein are made for your benefit and the benefit of the Issuer.

                                                     [Insert Name of Owner]

By:
                                                     Name:
                                                     Title:

1    This should be included only if the Bonds of Series EEE are being issued in global form.
2    This should only be included on Regulation S Temporary Global Bonds.